SHAREHOLDER LETTER



Your Fund's Goal: Franklin Federal Tax-Free Income Fund seeks to provide high, current income exempt from regular federal income tax through a nationally diversified portfolio consisting of municipal securities.(1)


Dear Shareholder:

We are pleased to bring you Franklin Federal Tax-Free Income Fund's annual report, which covers the period ended April 30, 2001. The year under review showed clear signs of decelerating economic growth. Gross domestic product
(GDP), the country's broadest gauge of economic vibrancy, fell steadily in the last quarter of 2000 to a slow, 1.0% annualized pace but then increased to a 1.3% annual rate by the first quarter of 2001. Although the Federal Reserve Board (the Fed) had taken an aggressive stance toward mitigating inflationary pressures via interest rate hikes in the first half of 2000, it refrained from any such moves during the latter half of the year as personal consumption, trade and business expansion waned. By January 2001, consumer and business confidence had eroded considerably, exacerbated by high energy costs


1. These dividends are generally subject to state and local income taxes, if any. For investors subject to federal or state alternative minimum tax, a small portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.

The dollar value, number of shares or principal value, and complete legal titles of all portfolio holdings are listed in the Fund's Statement of Investments
(SOI). The SOI begins on page 23.


CONTENTS

Shareholder Letter .........................................................  1

Performance Summary ........................................................ 10

Special Feature:
Making Sense of Dividends .................................................. 14

Financial Highlights &
Statement of Investments ................................................... 20

Financial Statements ....................................................... 57

Notes to
Financial Statements ....................................................... 60

Independent
Auditors' Report ........................................................... 64

Tax Designation ............................................................ 65


FUND CATEGORY

[PYRAMID GRAPHIC]

"Municipal bond market performance was quite strong during the reporting period...."



that drained purchasing power and profit margins. Consequently, slower retail sales and appreciably weaker capital spending prompted manufacturing cutbacks and subsequent layoffs. The unemployment rate, which had hovered near a 30-year low of 3.9% during the reporting period, edged up to 4.5% by April 2001.(2) Noting these circumstances, in December the Fed signaled for the first time in two years that recession, rather than inflation, posed the greatest risk to the decade-long economic expansion. In an attempt to restore price stability and sustainable economic growth, the Fed assumed a new monetary policy stance and on four separate occasions cut the federal funds target rate one half percent, lowering it to 4.50% by April 30, 2001.

BOND MARKET OVERVIEW
Municipal bond market performance was quite strong during the reporting period, outpacing many other fixed income and equity asset classes. Third quarter 2000 expectations for further interest rate hikes diminished substantially, creating a more favorable bond pricing environment amid falling long-term interest rates. Equity markets, which entered a period of increased volatility and substantial decline, also provided support to bonds as investors grew cautious. As they turned away from plummeting stocks, investors began to show a preference for the relative safety of high-quality, tax-free municipal bonds, helping to drive up municipal bond prices in the face of increased




2. Source: Bureau of Labor Statistics, 5/4/01.

demand. Bond yields and prices move in an inverse relationship, so that as yields fall, prices rise. Overall, the yield on the 30-year Treasury bond fell from 5.99% at the beginning of the reporting period, to 5.79% on April 30, 2001, and the 10-year Treasury note declined from 6.28% to 5.34%. The municipal bond market also saw yields decrease, with the Bond Buyer Municipal Bond Index (Bond Buyer 40), an indicator of municipal bond market performance, dropping from a yield of 6.04% to 5.49% for the same period.(3)

Lower supply also favorably impacted municipal bond prices during the reporting period. Municipal governments enjoyed one of their wealthiest periods in history during 2000. As windfall tax revenues and prudent fiscal management led to reduced use of municipal debt during the year under review, the nation's municipal bond supply declined 12.5% during calendar year 2000 compared to 1999 amid improving credit strength.(4) Compounding the drop in new-issue supply was the historical cycle of low new issuance during the months of December and January. This confluence of heightened investor demand and low supply for municipal debt made municipal bonds one of the best-performing asset classes during the year under review. However, it is rare for the bond markets to experience such strong price returns over successive years. Long-term, municipal bonds have had a 7.7% average annual total


3. Source: The Bond Buyer, 5/1/01. The unmanaged Bond Buyer Municipal Bond Index is composed of the yield to maturity of 40 bonds. The index attempts to track the new-issue market as closely as possible, so it changes bonds twice a month, adding all new bonds that meet certain requirements and deleting an equivalent number according to their secondary market trading activity. As a result, the average par call date, average maturity date and average coupon rate change over time. The average maturity has generally been about 29-30 years.

4.       Source: The Bond Buyer, 1/2/01.

WHAT DOES
"TAXABLE EQUIVALENT" MEAN FOR YOU?

For yield and distribution rate, the taxable equivalent is the amount a taxable investment would have to earn to match a tax-free investment such as municipal bonds.* You can find your Fund's taxable equivalent distribution rate and yield in the Performance Summary.



* For investors subject to the federal or state alternative minimum tax, a portion of this income may be subject to such tax. Distributions of capital gains and of ordinary income from accrued market discount, if any, are generally taxable.


return over the past 10 years and most of the return is a result of the income contribution, not price appreciation.(5) Historically, equities have been the strongest investments for achieving price appreciation, while bonds provided lower volatility, and municipal bonds provided the highest after-tax total return for fixed income investors. We do not expect these relationships to change over the long term. Although these asset classes may experience periods of extreme over- and under-performance, over the long term, each broad investment category achieves its primary objectives.

As the nation realized a large federal budget surplus, the U.S. Treasury initiated a buyback program for 30-year Treasury bonds, increasing their scarcity and price while lowering yields. This meant that, on a relative basis, long-term municipal bonds, as measured by the Bond Buyer 40, came to yield as much as 103% of a comparable Treasury bond's yield. (3) Historically, this ratio is about 90%. Since municipals are tax-exempt, generally they yield less than Treasuries, which are subject to federal income tax. When municipal bonds are yielding approximately the same as Treasuries, investors are able to take advantage of the tax exemption at little extra cost. Depending on your federal and state tax rates, a taxable investment of comparable credit



5. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.

quality would need to offer a higher yield, called the taxable equivalent yield, to match the yield on a tax-free investment.

Looking forward, we view the municipal bond market positively. We saw an increase in demand over the past two quarters, which contributed to the solid performance over the one-year reporting period. Demand increased due to the favorable interest rate environment in 2000, as well as unfavorable equity market performance. We saw investors shift from a heavy focus on growth to a more traditional, diversified stock portfolio, bonds and cash, as an investment strategy. Although we experienced a U.S. economic slowdown, state and local government finances through 2000 were very strong, allowing them greater financial flexibility in times of slower growth. Most importantly, we believe municipal bonds will continue to be desirable due to the tax efficiencies they offer. Predicting market cycles is very difficult, even for professional economists -- which is why we recommend investing for the long-term. It is important to remember that over time, the tax-free income received from municipal bond funds will ultimately drive the funds' total return performance. Overall, we believe our professionally managed portfolios can provide investors with high credit quality, and valuable tax-free income, for the long term.

CREDIT QUALITY BREAKDOWN*

Based on Total Long-Term Investments
4/30/01

[PIE CHART]

AAA                                                         43.1%
AA                                                          17.3%
A                                                           15.8%
BBB                                                         22.9%
Below Investment Grade                                       0.9%

* Quality breakdown may include internal ratings for bonds not rated by an independent rating agency.



PORTFOLIO NOTES

The decline in interest rates during the year under review contributed to the price appreciation of securities in your Fund's portfolio. Franklin Federal Tax-Free Income Fund's Class A share price, as measured by net asset value, rose to $11.77 on April 30, 2001, from $11.41 on April 30, 2000. The share price contributed 35% to the Fund's total return, and income contributed 65%. The Fund's share prices rise and fall with changes in interest rates; the income component and Fund's dividend distributions are based on the Fund's earnings from the interest paid on the securities. During the period, the Fund's earnings declined, causing us to lower the dividend distribution. For an in-depth discussion, please refer to the Special Feature, "Making Sense of Dividends," beginning on page 14.

During the year under review, we found value in high quality AA- and AAA-rated securities with favorable call protection. For example, we purchased Clark County (NV) School District GO Bonds and revenue bonds issued by Massachusetts Bay Transit Authority, Cleveland (OH) Airport System, De Kalb County (GA) Water and Sewer and New York City Municipal Water Finance Authority Water. Some bonds we sold during the period included Cuyahoga County (OH) Hospital - University Hospitals Health System Inc. and Henrico County (VA) Water and Sewer revenue bonds. We reduced our holdings in Jefferson County (AL) Sewer revenue bonds.

The most notable change in your Fund's portfolio was improved credit quality. A robust economy contributed to healthy revenue collections for state and local governments, resulting in record budget surpluses for many municipalities. New York State experienced budget surpluses for the past five years, resulting in upgrades of its general obligation and state appropriation bonds, which had a positive effect on your Fund's credit quality. As of April 30, 2001, New York securities represented 18.2% of the portfolio's total long-term investments. AAA- and AA-rated securities represented 60.4% of the Fund's total long-term investments on April 30, 2001, up from 51.7% on April 30, 2000.

Keep in mind that your Fund combines the advantage of high credit quality and tax-free yields.(1) The Performance Summary beginning on page 10 shows that at the end of this reporting period, the Fund's Class A shares' distribution rate was 5.10%, based on an annualization of April's 5.22 cent ($0.0522) per share dividend and the maximum offering price of $12.29 on April 30, 2001. An investor in the maximum federal income tax bracket of 39.6% would need to earn 8.44% from a taxable investment to match the Fund's tax-free distribution rate. The Performance Summary also shows the distribution rates and taxable equivalent distribution rates for Class B and C shares.



PORTFOLIO BREAKDOWN
4/30/01

                                                                  % OF TOTAL
                                                                   LONG-TERM
                                                                  INVESTMENTS
--------------------------------------------------------------------------------
Utilities                                                           21.5%

Transportation                                                      14.6%

Prerefunded                                                         14.1%

Hospital & Health Care                                              11.2%

Housing                                                              9.9%

General Obligation                                                   9.1%

Corporate-Backed                                                     8.0%

Subject to Government
Appropriations                                                       5.6%

Tax-Supported                                                        2.5%

Other Revenue                                                        2.2%

Higher Education                                                     1.3%

DIVIDEND DISTRIBUTIONS
5/1/00 - 4/30/01


                                    DIVIDEND PER SHARE
                ----------------------------------------------------------------
MONTH           CLASS A                    CLASS B                     CLASS C
--------------------------------------------------------------------------------
May           5.45 cents                4.91 cents                4.91 cents

June          5.45 cents                4.91 cents                4.90 cents

July          5.45 cents                4.91 cents                4.90 cents

August        5.45 cents                4.91 cents                4.90 cents

September     5.45 cents                4.92 cents                4.91 cents

October       5.45 cents                4.92 cents                4.91 cents

November      5.45 cents                4.92 cents                4.91 cents

December      5.45 cents                4.91 cents                4.91 cents

January       5.45 cents                4.91 cents                4.91 cents

February      5.45 cents                4.91 cents                4.91 cents

March         5.22 cents                4.66 cents                4.66 cents

April         5.22 cents                4.66 cents                4.66 cents
--------------------------------------------------------------------------------
TOTAL         64.94 CENTS               58.45 CENTS               58.39 CENTS

Municipal securities should remain excellent providers of tax-free income, with relatively low risk amid varying interest rate cycles. Although we cannot predict interest rate cycles, we will continue to focus on providing shareholders with high credit quality, broad portfolio diversification and attractive, monthly tax-free income through our disciplined management approach.

Thank you for investing in Franklin Federal Tax-Free Income Fund. We welcome your comments and look forward to serving you in the future.

Sincerely,

/s/ Charles B. Johnson
    Charles B. Johnson

    Chairman
    Franklin Federal Tax-Free Income Fund

/s/Sheila Amoroso
   Sheila Amoroso


/s/ Rafael R. Costas Jr.
    Rafael R. Costas Jr.

    Senior Vice Presidents/Co-Directors
    Franklin Municipal Bond Department


This discussion reflects our views, opinions and portfolio holdings as of April 30, 2001, the end of the reporting period. The information provided is not a complete analysis of every aspect of any state, industry, security or the Fund. Our strategies and the Fund's portfolio composition will change depending on market and economic conditions. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

CLASS A: Subject to the current, maximum 4.25% initial sales charge. Prior to 7/1/94, Fund shares were offered at a lower initial sales charge; thus actual total returns may differ. Effective 5/1/94, the Fund implemented a Rule 12b-1 plan, which affects subsequent performance.

CLASS B: Subject to no initial sales charge, but subject to a contingent deferred sales charge (CDSC) declining from 4% to 0% over six years. These shares have higher annual fees and expenses than Class A shares.

CLASS C: Subject to 1% initial sales charge and 1% CDSC for shares redeemed within 18 months of investment. These shares have higher annual fees and expenses than Class A shares.

PERFORMANCE SUMMARY AS OF 4/30/01

Distributions and returns will vary based on earnings of the Fund's portfolio and any profits realized from the sale of the portfolio's securities, as well as the level of operating expenses for each class. All total returns include reinvested distributions at net asset value.


PRICE AND DISTRIBUTION INFORMATION

CLASS A                                   CHANGE         4/30/01      4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.36        $11.77       $11.41
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.6494


CLASS B                                   CHANGE         4/30/01      4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.36        $11.77       $11.41
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.5845

CLASS C                                   CHANGE         4/30/01     4/30/00
--------------------------------------------------------------------------------
Net Asset Value (NAV)                      +$0.36        $11.77       $11.41
DISTRIBUTIONS (5/1/00 - 4/30/01)
Dividend Income                           $0.5839


PERFORMANCE

CLASS A                                              1-YEAR   5-YEAR   10-YEAR
--------------------------------------------------------------------------------
Cumulative Total Return(1)                           +9.07%   +32.11%  +91.53%

Average Annual Total Return(2)                       +4.40%    +4.80%   +6.25%

Avg. Ann. Total Return (3/31/01)(3)                  +4.80%    +4.97%   +6.53%


Distribution Rate(4)                        5.10%

Taxable Equivalent Distribution Rate(5)     8.44%

30-Day Standardized Yield(6)                4.39%

Taxable Equivalent Yield(5)                 7.27%


                                                                      INCEPTION
CLASS B                                                1-YEAR          (1/1/99)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                             +8.47%          +6.93%

Average Annual Total Return(2)                         +4.47%          +1.73%

Avg. Ann. Total Return (3/31/01)(3)                    +4.84%          +2.15%


Distribution Rate(4)                        4.75%

Taxable Equivalent Distribution Rate(5)     7.86%

30-Day Standardized Yield(6)                4.03%

Taxable Equivalent Yield(5)                 6.67%

                                                                      INCEPTION
CLASS C                                           1-YEAR    5-YEAR     (5/1/95)
--------------------------------------------------------------------------------
Cumulative Total Return(1)                         +8.46%   +28.51%    +37.08%

Average Annual Total Return(2)                     +6.34%    +4.93%     +5.22%

Avg. Ann. Total Return (3/31/01)(3)                +6.72%   +5.08%      +5.45%


Distribution Rate(4)                        4.70%

Taxable Equivalent Distribution Rate(5)     7.78%

30-Day Standardized Yield(6)                3.99%

Taxable Equivalent Yield(5)                 6.61%


For updated performance figures, see "Prices and Performance" at franklintempleton.com, or call Franklin Templeton Investments at 1-800/342-5236.

Past performance does not guarantee future results.

1. Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, applicable, maximum sales charge(s) for that class.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class's April monthly dividend and the maximum offering price (NAV for Class B) per share on 4/30/01.

5. Taxable equivalent distribution rate and yield assume the 2001 maximum federal income tax rate of 39.6%.

6. Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 4/30/01.

Bond prices, and thus the Fund's share price, generally move in the opposite direction from interest rates. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

AVERAGE ANNUAL TOTAL RETURN

CLASS A                                                                 4/30/01
-------------------------------------------------------------------------------
1-Year                                                                  +4.40%

5-Year                                                                  +4.80%

10-Year                                                                 +6.25%

AVERAGE ANNUAL TOTAL RETURN

CLASS B                                                                4/30/01
--------------------------------------------------------------------------------
1-Year                                                                 +4.47%

Since Inception (1/1/99)                                               +1.73%


TOTAL RETURN INDEX COMPARISON
FOR HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes the current, applicable, maximum sales charge(s), Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvested interest. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index. The Consumer Price Index (CPI) is a commonly used measure of the inflation rate.

CLASS A(5/1/91-4/30/01)


    Date                    Franklin Federal Tax-Free       Lehman Brothers             CPI
                               Income Fund-Class A        Municipal Bond Index
   05/01/1991                     9,572                   10,000                      10,000
   05/31/1991                     9,640         0.89%     10,089       0.30%          10,030
   06/30/1991                     9,658        -0.10%     10,079       0.29%          10,059
   07/31/1991                     9,813         1.22%     10,202       0.15%          10,074
   08/31/1991                     9,908         1.32%     10,337       0.29%          10,103
   09/30/1991                    10,056         1.30%     10,471       0.44%          10,148
   10/31/1991                    10,118         0.90%     10,565       0.15%          10,163
   11/30/1991                    10,171         0.28%     10,595       0.29%          10,193
   12/31/1991                    10,374         2.15%     10,823       0.07%          10,200
   01/31/1992                    10,399         0.23%     10,847       0.15%          10,215
   02/29/1992                    10,407         0.03%     10,851       0.36%          10,252
   03/31/1992                    10,451         0.03%     10,854       0.51%          10,304
   04/30/1992                    10,550         0.89%     10,951       0.14%          10,318
   05/31/1992                    10,703         1.18%     11,080       0.14%          10,333
   06/30/1992                    10,858         1.68%     11,266       0.36%          10,370
   07/31/1992                    11,224         3.00%     11,604       0.21%          10,392
   08/31/1992                    11,075        -0.97%     11,491       0.28%          10,421
   09/30/1992                    11,084         0.65%     11,566       0.28%          10,450
   10/31/1992                    10,933        -0.98%     11,453       0.35%          10,487
   11/30/1992                    11,195         1.79%     11,658       0.14%          10,501
   12/31/1992                    11,364         1.02%     11,777      -0.07%          10,494
   01/31/1993                    11,503         1.16%     11,913       0.49%          10,545
   02/28/1993                    11,796         3.62%     12,344       0.35%          10,582
   03/31/1993                    11,744        -1.06%     12,214       0.35%          10,619
   04/30/1993                    11,837         1.01%     12,337       0.28%          10,649
   05/31/1993                    11,910         0.56%     12,406       0.14%          10,664
   06/30/1993                    12,102         1.67%     12,613       0.14%          10,679
   07/31/1993                    12,117         0.13%     12,630       0.00%          10,679
   08/31/1993                    12,321         2.08%     12,892       0.28%          10,709
   09/30/1993                    12,446         1.14%     13,039       0.21%          10,731
   10/31/1993                    12,471         0.19%     13,064       0.41%          10,775
   11/30/1993                    12,416        -0.88%     12,949       0.07%          10,783
   12/31/1993                    12,643         2.11%     13,222       0.00%          10,783
   01/31/1994                    12,749         1.14%     13,373       0.27%          10,812
   02/28/1994                    12,530        -2.59%     13,027       0.34%          10,849
   03/31/1994                    12,147        -4.07%     12,496       0.34%          10,886
   04/30/1994                    12,173         0.85%     12,603       0.14%          10,901
   05/31/1994                    12,261         0.87%     12,712       0.07%          10,909
   06/30/1994                    12,214        -0.61%     12,635       0.34%          10,946


   07/31/1994                    12,387         1.83%     12,866       0.27%          10,975
   08/31/1994                    12,434         0.35%     12,911       0.40%          11,019
   09/30/1994                    12,312        -1.47%     12,721       0.27%          11,049
   10/31/1994                    12,137        -1.78%     12,495       0.07%          11,057
   11/30/1994                    11,929        -1.81%     12,269       0.13%          11,071
   12/31/1994                    12,170         2.20%     12,539       0.00%          11,071
   01/31/1995                    12,479         2.86%     12,897       0.40%          11,115
   02/28/1995                    12,779         2.91%     13,272       0.40%          11,160
   03/31/1995                    12,883         1.15%     13,425       0.33%          11,197
   04/30/1995                    12,929         0.12%     13,441       0.33%          11,233
   05/31/1995                    13,231         3.19%     13,870       0.20%          11,256
   06/30/1995                    13,188        -0.87%     13,749       0.20%          11,278
   07/31/1995                    13,291         0.95%     13,880       0.00%          11,278
   08/31/1995                    13,417         1.27%     14,056       0.26%          11,308
   09/30/1995                    13,487         0.63%     14,145       0.20%          11,330
   10/31/1995                    13,660         1.45%     14,350       0.33%          11,368
   11/30/1995                    13,868         1.66%     14,588      -0.07%          11,360
   12/31/1995                    14,008         0.96%     14,728      -0.07%          11,352
   01/31/1996                    14,068         0.76%     14,840       0.59%          11,419
   02/29/1996                    14,012        -0.68%     14,739       0.32%          11,455
   03/31/1996                    13,886        -1.28%     14,550       0.52%          11,515
   04/30/1996                    13,877        -0.28%     14,510       0.39%          11,560
   05/31/1996                    13,891        -0.04%     14,504       0.19%          11,582
   06/30/1996                    14,035         1.09%     14,662       0.06%          11,589
   07/31/1996                    14,142         0.90%     14,794       0.19%          11,611
   08/31/1996                    14,152        -0.02%     14,791       0.19%          11,633
   09/30/1996                    14,331         1.40%     14,998       0.32%          11,670
   10/31/1996                    14,475         1.13%     15,168       0.32%          11,707
   11/30/1996                    14,693         1.83%     15,445       0.19%          11,730
   12/31/1996                    14,667        -0.42%     15,380       0.00%          11,730
   01/31/1997                    14,703         0.19%     15,410       0.32%          11,767
   02/28/1997                    14,837         0.92%     15,551       0.31%          11,804
   03/31/1997                    14,700        -1.33%     15,344       0.25%          11,833
   04/30/1997                    14,822         0.84%     15,473       0.12%          11,847
   05/31/1997                    15,007         1.51%     15,707      -0.06%          11,840
   06/30/1997                    15,155         1.07%     15,875       0.12%          11,855
   07/31/1997                    15,506         2.77%     16,315       0.12%          11,869
   08/31/1997                    15,415        -0.94%     16,161       0.19%          11,891
   09/30/1997                    15,591         1.19%     16,354       0.25%          11,921
   10/31/1997                    15,691         0.64%     16,458       0.25%          11,951
   11/30/1997                    15,779         0.59%     16,556      -0.06%          11,944
   12/31/1997                    15,983         1.46%     16,797      -0.12%          11,929
   01/31/1998                    16,108         1.03%     16,970       0.19%          11,952
   02/28/1998                    16,129         0.03%     16,975       0.19%          11,975
   03/31/1998                    16,163         0.09%     16,991       0.19%          11,997
   04/30/1998                    16,144        -0.45%     16,914       0.18%          12,019
   05/31/1998                    16,351         1.58%     17,181       0.18%          12,041
   06/30/1998                    16,425         0.39%     17,248       0.12%          12,055
   07/31/1998                    16,473         0.25%     17,292       0.12%          12,070
   08/31/1998                    16,669         1.55%     17,560       0.12%          12,084
   09/30/1998                    16,826         1.25%     17,779       0.12%          12,099
   10/31/1998                    16,820         0.00%     17,779       0.24%          12,128
   11/30/1998                    16,883         0.35%     17,841       0.00%          12,128
   12/31/1998                    16,932         0.25%     17,886      -0.06%          12,120
   01/31/1999                    17,077         1.19%     18,099       0.24%          12,149

   02/28/1999                    17,044        -0.44%     18,019       0.12%          12,164
   03/31/1999                    17,094         0.14%     18,044       0.30%          12,200
   04/30/1999                    17,129         0.25%     18,089       0.73%          12,290
   05/31/1999                    17,067        -0.58%     17,984       0.00%          12,290
   06/30/1999                    16,846        -1.44%     17,726       0.00%          12,290
   07/31/1999                    16,881         0.36%     17,789       0.30%          12,326
   08/31/1999                    16,704        -0.80%     17,647       0.24%          12,356
   09/30/1999                    16,697         0.04%     17,654       0.48%          12,415
   10/31/1999                    16,475        -1.08%     17,463       0.18%          12,438
   11/30/1999                    16,612         1.06%     17,649       0.06%          12,445
   12/31/1999                    16,459        -0.75%     17,516       0.00%          12,445
   01/31/2000                    16,350        -0.44%     17,439       0.30%          12,482
   02/29/2000                    16,546         1.16%     17,641       0.59%          12,556
   03/31/2000                    16,890         2.18%     18,026       0.82%          12,659
   04/30/2000                    16,808        -0.59%     17,920       0.06%          12,667
   05/31/2000                    16,726        -0.52%     17,826       0.12%          12,682
   06/30/2000                    17,104         2.65%     18,299       0.52%          12,748
   07/31/2000                    17,320         1.39%     18,553       0.23%          12,777
   08/31/2000                    17,567         1.54%     18,839       0.00%          12,777
   09/30/2000                    17,513        -0.52%     18,741       0.52%          12,844
   10/31/2000                    17,672         1.09%     18,945       0.17%          12,865
   11/30/2000                    17,785         0.76%     19,089       0.06%          12,873
   12/31/2000                    18,129         2.47%     19,561      -0.06%          12,865
   01/31/2001                    18,258         0.99%     19,754       0.57%          12,939
      2/29/01                    18,342         0.32%     19,818       0.40%          12,990
   03/31/2001                    18,485         0.90%     19,996       0.23%          13,020
   04/30/2001                    18,333        -1.08%     19,780       0.40%          13,072


Total Return                     83.33%                   97.80%                      30.72%

CLASS B (1/1/99 - 4/30/01)

      Date        Franklin Federal Tax-Free           Lehman Brothers           CPI
                      Income Fund-Class B           Municipal Bond Index
-------------     -------------------------         --------------------      ------
   01/01/1999        10,000                          10,000                   10,000
   01/31/1999        10,086          1.19%           10,119       0.24%       10,024
   02/28/1999        10,054         -0.44%           10,074       0.12%       10,036
   03/31/1999        10,079          0.14%           10,089       0.30%       10,066
   04/30/1999        10,096          0.25%           10,114       0.73%       10,140
   05/31/1999        10,055         -0.58%           10,055       0.00%       10,140
   06/30/1999         9,920         -1.44%            9,910       0.00%       10,140
   07/31/1999         9,935          0.36%            9,946       0.30%       10,170
   08/31/1999         9,826         -0.80%            9,866       0.24%       10,194
   09/30/1999         9,817          0.04%            9,870       0.48%       10,243
   10/31/1999         9,682         -1.08%            9,764       0.18%       10,262
   11/30/1999         9,766          1.06%            9,867       0.06%       10,268
   12/31/1999         9,672         -0.75%            9,793       0.00%       10,268
   01/31/2000         9,603         -0.44%            9,750       0.30%       10,299
   02/29/2000         9,706          1.16%            9,863       0.59%       10,360
   03/31/2000         9,903          2.18%           10,078       0.82%       10,444
   04/30/2000         9,859         -0.59%           10,019       0.06%       10,451
   05/31/2000         9,806         -0.52%            9,967       0.12%       10,463
   06/30/2000        10,014          2.65%           10,231       0.52%       10,518
   07/31/2000        10,136          1.39%           10,373       0.23%       10,542
   08/31/2000        10,276          1.54%           10,533       0.00%       10,542
   09/30/2000        10,240         -0.52%           10,478       0.52%       10,597
   10/31/2000        10,328          1.09%           10,592       0.17%       10,615
   11/30/2000        10,389          0.76%           10,673       0.06%       10,621
   12/31/2000        10,585          2.47%           10,936      -0.06%       10,615
   01/31/2001        10,656          0.99%           11,045       0.57%       10,675
   02/28/2001        10,700          0.32%           11,080       0.40%       10,718
   03/31/2001        10,778          0.90%           11,180       0.23%       10,743
   04/30/2001        10,408         -1.08%           11,059       0.40%       10,786


Total Return          4.08%                          10.59%                    7.86%

CLASS C(5/1/95-4/30/01)

    Date                     Franklin Federal Tax-Free      Lehman Brothers             CPI
                                Income Fund-Class C       Municipal Bond Index
   05/01/1995                       9,898                    10,000                           10,000
   05/31/1995                      10,127          3.19%     10,319       0.20%               10,020
   06/30/1995                      10,090         -0.87%     10,229       0.20%               10,040
   07/31/1995                      10,163          0.95%     10,326       0.00%               10,040
   08/31/1995                      10,254          1.27%     10,458       0.26%               10,066
   09/30/1995                      10,303          0.63%     10,523       0.20%               10,086
   10/31/1995                      10,430          1.45%     10,676       0.33%               10,120
   11/30/1995                      10,574          1.66%     10,853      -0.07%               10,112
   12/31/1995                      10,685          0.96%     10,957      -0.07%               10,105
   01/31/1996                      10,725          0.76%     11,041       0.59%               10,165
   02/29/1996                      10,677         -0.68%     10,966       0.32%               10,198
   03/31/1996                      10,576         -1.28%     10,825       0.52%               10,251
   04/30/1996                      10,557         -0.28%     10,795       0.39%               10,291
   05/31/1996                      10,563         -0.04%     10,791       0.19%               10,310
   06/30/1996                      10,667          1.09%     10,908       0.06%               10,316
   07/31/1996                      10,743          0.90%     11,006       0.19%               10,336
   08/31/1996                      10,745         -0.02%     11,004       0.19%               10,356
   09/30/1996                      10,885          1.40%     11,158       0.32%               10,389
   10/31/1996                      10,989          1.13%     11,284       0.32%               10,422
   11/30/1996                      11,140          1.83%     11,491       0.19%               10,442
   12/31/1996                      11,124         -0.42%     11,443       0.00%               10,442
   01/31/1997                      11,146          0.19%     11,464       0.32%               10,475
   02/28/1997                      11,233          0.92%     11,570       0.31%               10,508
   03/31/1997                      11,134         -1.33%     11,416       0.25%               10,534
   04/30/1997                      11,220          0.84%     11,512       0.12%               10,547
   05/31/1997                      11,355          1.51%     11,686      -0.06%               10,540
   06/30/1997                      11,461          1.07%     11,811       0.12%               10,553
   07/31/1997                      11,722          2.77%     12,138       0.12%               10,565
   08/31/1997                      11,648         -0.94%     12,024       0.19%               10,586
   09/30/1997                      11,766          1.19%     12,167       0.25%               10,612
   10/31/1997                      11,835          0.64%     12,245       0.25%               10,639
   11/30/1997                      11,905          0.59%     12,317      -0.06%               10,632
   12/31/1997                      12,044          1.46%     12,497      -0.12%               10,619
   01/31/1998                      12,142          1.03%     12,626       0.19%               10,640
   02/28/1998                      12,151          0.03%     12,629       0.19%               10,660
   03/31/1998                      12,171          0.09%     12,641       0.19%               10,680
   04/30/1998                      12,143         -0.45%     12,584       0.18%               10,699
   05/31/1998                      12,292          1.58%     12,783       0.18%               10,719
   06/30/1998                      12,352          0.39%     12,832       0.12%               10,731
   07/31/1998                      12,382          0.25%     12,865       0.12%               10,744
   08/31/1998                      12,513          1.55%     13,064       0.12%               10,757
   09/30/1998                      12,635          1.25%     13,227       0.12%               10,770
   10/31/1998                      12,625          0.00%     13,227       0.24%               10,796
   11/30/1998                      12,666          0.35%     13,274       0.00%               10,796
   12/31/1998                      12,697          0.25%     13,307      -0.06%               10,789
   01/31/1999                      12,800          1.19%     13,465       0.24%               10,815
   02/28/1999                      12,759         -0.44%     13,406       0.12%               10,828
   03/31/1999                      12,789          0.14%     13,425       0.30%               10,861
   04/30/1999                      12,820          0.25%     13,458       0.73%               10,940
   05/31/1999                      12,757         -0.58%     13,380       0.00%               10,940
   06/30/1999                      12,586         -1.44%     13,187       0.00%               10,940
   07/31/1999                      12,606          0.36%     13,235       0.30%               10,973
   08/31/1999                      12,468         -0.80%     13,129       0.24%               10,999
   09/30/1999                      12,467          0.04%     13,134       0.48%               11,052
   10/31/1999                      12,285         -1.08%     12,992       0.18%               11,072
   11/30/1999                      12,392          1.06%     13,130       0.06%               11,079
   12/31/1999                      12,272         -0.75%     13,032       0.00%               11,079
   01/31/2000                      12,185         -0.44%     12,974       0.30%               11,112
   02/29/2000                      12,315          1.16%     13,125       0.59%               11,177
   03/31/2000                      12,576          2.18%     13,411       0.82%               11,269
   04/30/2000                      12,509         -0.59%     13,332       0.06%               11,276
   05/31/2000                      12,442         -0.52%     13,263       0.12%               11,289
   06/30/2000                      12,706          2.65%     13,614       0.52%               11,348
   07/31/2000                      12,871          1.39%     13,803       0.23%               11,374
   08/31/2000                      13,037          1.54%     14,016       0.00%               11,374
   09/30/2000                      12,992         -0.52%     13,943       0.52%               11,433
   10/31/2000                      13,103          1.09%     14,095       0.17%               11,453
   11/30/2000                      13,181          0.76%     14,202       0.06%               11,460
   12/31/2000                      13,430          2.47%     14,553      -0.06%               11,453
   01/31/2001                      13,519          0.99%     14,697       0.57%               11,518
      2/29/01                      13,575          0.32%     14,744       0.40%               11,564
   03/31/2001                      13,686          0.90%     14,877       0.23%               11,591
   04/30/2001                      13,570         -1.08%     14,716       0.40%               11,637


Total Return                       35.70%                    47.16%                           16.37%




AVERAGE ANNUAL TOTAL RETURN

CLASS C                                                                 4/30/01
--------------------------------------------------------------------------------
1-Year                                                                  +6.34%

5-Year                                                                  +4.93%

Since Inception (5/1/95)                                                +5.22%


7. Source: Standard & Poor's Micropal. The Lehman Brothers Municipal Bond Index includes about 40,000 bonds from across the country. All bonds included have a minimum credit rating of at least Baa and a maturity of at least two years, and have been issued within the last five years as part of a deal of over $50 million. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded. Bonds will be added and the index will be updated monthly with a one-month lag.


Past performance does not guarantee future results.

SPECIAL FEATURE:
MAKING SENSE OF DIVIDENDS



Q&A


Frequently asked questions about the dividend policy of Franklin tax-free income funds.

         Have you ever wondered how your fund earns tax-free income and how much of that income is actually paid to you? Or, have you questioned why your monthly dividends fluctuate? Below you'll find answers to these and other commonly asked questions about dividends paid by Franklin's tax-free funds.

Q. WHAT'S FRANKLIN TAX-FREE FUNDS' DIVIDEND POLICY AND HOW DOES IT AFFECT MY DIVIDEND PAYMENTS?

A. Franklin tax-free income funds attempt to set dividends on a quarterly basis. This means that once a quarter, in March, June, September and December, we establish a fixed dividend amount per share that the funds will distribute over the next three months. While the income the funds accrue varies day-to-day, we do our best to maintain this fixed dividend each quarter to provide our shareholders with a stable income stream.

--------------------------------------------------------------------------------
             NOT FDIC INSURED - MAY LOSE VALUE - NO BANK GUARANTEE
--------------------------------------------------------------------------------

                       NOT PART OF THE SHAREHOLDER REPORT
14

         As you know, our goal is to invest for high, current tax-free income. Franklin is one of the few fund companies that work to stabilize dividend payments for three months at a time. Many other tax-free funds distribute dividends on daily income they accrue each month; meaning their dividend payments can fluctuate every month.

Q. WHAT ARE THE SOURCES OF THE INCOME MY FUND DISTRIBUTES TO ME AS TAX-FREE DIVIDENDS?

A. Your fund earns tax-exempt interest income from its investments in municipal securities, or bonds. A municipal bond is an IOU issued by state and local government agencies to raise money to fund public projects. The issuing municipality makes interest payments to bondholders, in this case the fund, to compensate them for the use of their money until the bond is repaid.

         Franklin's tax-free funds pay you this investment income as tax-free dividends, less various operating expenses. As you know, these dividends are usually free from federal income taxes.* For a state-specific fund, they may also be free from that state's personal income taxes as well, to the extent dividends are earned from interest on that state's tax-free obligations.*

         Sometimes, the fund may also pay you accumulated dividends that were not previously distributed.

*  Alternative minimum taxes may apply.


                       NOT PART OF THE SHAREHOLDER REPORT                    15

Q.     WHAT OTHER FACTORS CAN AFFECT MY MONTHLY DIVIDENDS?

A. Generally, interest rates are the biggest determinant of a tax-free fund's earnings level and the amount of dividends paid to you. For example, when interest rates decline, a fund's investment earnings will decline, as cash flow into the fund must be invested at the lower rates. This means dividend payments will also decrease. However, since bond prices tend to move in the opposite direction of interest rates, your fund's net asset value (NAV) will tend to increase, causing your shares to appreciate in price. Similarly, when interest rates rise, the ability of the funds to increase their dividends will rise.

       Interest rate trends are primarily determined by economic factors such as inflation, strength of the U.S. dollar and the pace of economic growth. Strong economic growth can lead to inflation, and the Federal Reserve may raise interest rates to cool the economy, as we saw last year. On the other hand, if the economy slows down, the Federal Reserve may lower interest rates to stimulate economic growth, as happened earlier this year.

       Credit quality and maturity periods of the securities in a fund's portfolio also play a role in determining the amount of income available to distribute to shareholders, as explained below.


16                                            NOT PART OF THE SHAREHOLDER REPORT

Q.     WHY DO SOME TAX-FREE FUNDS PAY HIGHER DIVIDENDS THAN OTHERS?

A. Dividends are directly related to the composition of a fund's portfolio. First, the credit quality of securities held helps determine a fund's dividend payment ability. High-yield municipal bond funds, for example, can have higher dividend distributions than other tax-free funds. This is because they hold lower credit-quality municipal bonds that must pay higher yields than other securities to compensate investors for taking on additional risk. However, they're also subject to higher risk than funds that hold higher quality bonds in their portfolios.

       Similarly, long-term bond holdings in a fund's portfolio tend to pay higher interest income than short-term bonds to compensate for uncertainty associated with the future.

Q. HOW HAS THE CURRENT DECLINING INTEREST RATE ENVIRONMENT AFFECTED MONTHLY DIVIDEND PAYMENTS?

A. When interest rates decline, municipal bond issuers often "call," or redeem, their higher-yielding bonds and replace them with new, lower-yielding securities so they can reduce the amount of interest they have to pay on the debt. Most municipal bonds are callable within 10 to 12 years after they're issued. Because interest rates have generally been declining over the past 15 years, our funds are experiencing bond calls on older, higher-income securities.


NOT PART OF THE SHAREHOLDER REPORT                                            17

       Consequently, many of Franklin's tax-free funds have had to reinvest proceeds from these called bonds into lower-yielding bonds, resulting in lower earnings (dividends). Because funds can only pay out what they earn, many of our funds have had to reduce dividend payments.

       As you can see in the chart below, in the late 1980s and early 1990s, we were able to invest assets at approximately 8%. As these bonds matured or were called, we've had to reinvest the proceeds at approximately 5-3/8%. Because we cannot invest cash flow at the higher levels, we've had to reduce dividends. We continue to pay out the income we earn, but our earnings are lower today because we're reinvesting at a lower rate than was available 10-15 years ago.

       Many of the securities being called today have provided high levels of income over the past 10 years, as interest rates have trended down. Though we can't predict interest rate cycles, we'll continue to focus on producing the highest monthly tax-free income possible through our disciplined management approach.


MONTHLY YIELDS OF BOND BUYER 40

                                  [LINE GRAPH]


Source: S&P Micropal (Bond Buyer 40, as of 4/30/01).
One cannot invest in an index; indexes are unmanaged.


18                                            NOT PART OF THE SHAREHOLDER REPORT

Q.     WHAT OTHER TYPES OF INCOME CAN MY FUND DISTRIBUTE?

A. Your fund also earns income from short- and long-term capital gains, which are taxable to shareholders, whether you reinvest them or receive them as cash. Though we work to reduce capital gains, in periods of sustained low interest rates, they are often unavoidable.

       While short-term capital gains (on securities held in a portfolio for 12 months or less) are treated as ordinary income distributions and taxed at regular income tax rates, long-term capital gains (on securities held in a portfolio for more than 12 months) are taxed at lower rates. Sometimes, a fund may invest part of its portfolio in private activity bonds, which are basically municipal bonds issued to finance private activity. Interest earned from such bonds is exempt from federal income tax, but it's a preference item when calculating your alternative minimum tax
       (AMT) liability. So, as required by the Internal Revenue Code, this income must be added to your regular tax income to calculate your AMT income and AMT tax liability, if any.

       In case your fund makes any capital gains distributions, you can find the exact amount of the distributions on your Form 1099. For complete information on your tax liabilities, we suggest you consult a qualified tax professional.


NOT PART OF THE SHAREHOLDER REPORT                                            19

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights


                                                                                     CLASS A
                                                  ------------------------------------------------------------------------------
                                                                                YEAR ENDED APRIL 30,
                                                  ------------------------------------------------------------------------------
                                                     2001             2000             1999            1998              1997
                                                  ------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $    11.41       $    12.31       $    12.25       $    11.90       $    11.83
                                                  ------------------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)....................            .65              .66              .67              .69              .71
 Net realized and unrealized gains (losses) .            .36             (.89)             .06              .35              .07
                                                  ------------------------------------------------------------------------------
Total from investment operations ............           1.01             (.23)             .73             1.04              .78
                                                  ------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.65)            (.66)            (.67)            (.69)            (.71)
 Net realized gains .........................             --             (.01)              --               --               --
                                                  ------------------------------------------------------------------------------
Total distributions .........................           (.65)            (.67)            (.67)            (.69)            (.71)
                                                  ------------------------------------------------------------------------------
Net asset value, end of year ................     $    11.77       $    11.41       $    12.31       $    12.25       $    11.90
                                                  ==============================================================================
Total return(b)..............................           9.07%           (1.87%)           6.10%            8.92%            6.81%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $6,431,800       $6,321,014       $7,170,226       $7,022,961       $6,905,488
Ratios to average net assets:
 Expenses ...................................            .60%             .60%             .60%             .59%             .58%
 Net investment income ......................           5.54%            5.64%            5.41%            5.70%            6.00%
Portfolio turnover rate .....................           9.79%           16.63%            9.90%           14.54%           16.43%

(a)  Based on average shares outstanding effective year ended April 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                                     CLASS B
                                                  ------------------------------------------------
                                                                YEAR ENDED APRIL 30,
                                                  ------------------------------------------------
                                                      2001              2000               1999(d)
                                                  ------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $     11.41       $     12.30        $     12.39
                                                  ------------------------------------------------
Income from investment operations:
 Net investment income(a) ...................             .58               .59                .23
 Net realized and unrealized gains (losses) .             .37              (.88)              (.11)
                                                  ------------------------------------------------
Total from investment operations ............             .95              (.29)               .12
                                                  ------------------------------------------------
Less distributions from:
 Net investment income ......................            (.59)             (.59)              (.21)
 Net realized gains .........................              --              (.01)                --
                                                  ------------------------------------------------
Total distributions .........................            (.59)             (.60)              (.21)
                                                  ------------------------------------------------
Net asset value, end of year ................     $     11.77       $     11.41        $     12.30
                                                  ================================================

Total return(b) .............................            8.47%            (2.35%)             0.96%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $   120,639       $    66,158        $    27,988
Ratios to average net assets:
 Expenses ...................................            1.16%             1.17%              1.17%(c)
 Net investment income ......................            4.96%             5.10%              4.86%(c)
Portfolio turnover rate .....................            9.79%            16.63%              9.90%

(a)  Based on average shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)  Annualized

(d)  For the period January 1, 1999 (effective date) to April 30, 1999.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Highlights (continued)


                                                                               CLASS C
                                                  -------------------------------------------------------------------
                                                                          YEAR ENDED APRIL 30,
                                                  -------------------------------------------------------------------
                                                    2001           2000           1999           1998          1997
                                                  -------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........     $  11.41       $  12.31       $  12.24       $  11.90       $ 11.82
                                                  -------------------------------------------------------------------
Income from investment operations:
 Net investment income(a)....................          .58            .59            .60            .63           .66
 Net realized and unrealized gains (losses) .          .36           (.89)           .07            .33           .06
                                                  -------------------------------------------------------------------
Total from investment operations ............          .94           (.30)           .67            .96           .72
                                                  -------------------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.58)          (.59)          (.60)          (.62)         (.64)
 Net realized gains .........................           --           (.01)            --             --            --
                                                  -------------------------------------------------------------------
Total distributions .........................         (.58)          (.60)          (.60)          (.62)         (.64)
                                                  -------------------------------------------------------------------
Net asset value, end of year ................     $  11.77       $  11.41       $  12.31       $  12.24       $ 11.90
                                                  ===================================================================

Total return(b)..............................         8.46%         (2.43%)         5.58%          8.22%         6.28%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............     $242,255       $200,120       $212,474       $135,195       $71,944
Ratios to average net assets:
 Expenses ...................................         1.16%          1.17%          1.17%          1.17%         1.16%
 Net investment income ......................         4.97%          5.07%          4.83%          5.12%         5.42%
Portfolio turnover rate .....................         9.79%         16.63%          9.90%         14.54%        16.43%


(a)  Based on average shares outstanding effective year ended April 30, 1999.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.


                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS 97.6%
     BONDS 93.8%
     ALABAMA .9%
     Alabama HFA, SFMR, Series D-2, GNMA Secured, 5.75%, 10/01/23 ...............................    $ 3,805,000    $    3,837,571
     Anniston Regional Medical Center Board Revenue, Series A, AMBAC Insured, 5.125%, 6/01/28 ...      7,000,000         6,604,080
     Courtland IDB,
         PCR, Champion International Corp. Project, Refunding, 6.15%, 6/01/19 ...................      5,000,000         5,007,200
         Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding,
           6.00%, 8/01/29 .......................................................................     12,000,000        11,495,760
     Courtland IDBR,
         Champion International Corp., Refunding, Series A, 7.20%, 12/01/13 .....................     12,000,000        12,596,400
         Solid Waste Disposal Revenue, Champion International Corp. Project, Refunding, Series A,
           6.70%, 11/01/29 ......................................................................      4,000,000         4,115,320
     Fairfield IDB, Environmental Improvement Revenue, USX Corp. Project, Refunding,
       5.45%, 9/01/14 ...........................................................................      1,445,000         1,321,785
     Jefferson County Sewer Revenue, Capital Improvement wts., Series A, FGIC Insured,
       5.375%, 2/01/36 ..........................................................................      9,700,000         9,482,720
     Mcintosh IDB, Environmental Improvement Revenue, CIBA Specialty, Refunding, Series C,
       5.375%, 6/01/28 ..........................................................................      3,750,000         3,597,638
     University of Alabama, University Revenues Hospital, Series A, MBIA Insured,
       5.875%, 9/01/31 ..........................................................................      5,000,000         5,181,700
                                                                                                                     --------------
                                                                                                                        63,240,174
                                                                                                                     --------------
     ALASKA 1.0%
     Alaska Industrial Development and Export Authority, Revolving Fund, Series A, 7.95%, 4/01/10      1,775,000         1,816,393
     Alaska State HFC Revenue, Refunding, Series A, MBIA Insured,
         6.00%, 12/01/15 ........................................................................      2,695,000         2,821,180
         6.10%, 12/01/37 ........................................................................     29,000,000        29,628,140
     Alaska State HFC,
         Collateralized Home Mortgage, Series A-1, 6.75%, 12/01/32 ..............................      1,685,000         1,731,809
         Series A, Pre-Refunded, 6.60%, 12/01/23 ................................................      8,000,000         8,509,440
         Veterans Mortgage Program, MBIA Insured, 6.75%, 12/01/25 ...............................     15,420,000        16,089,845
     Anchorage Parking Authority Revenue, 5th Avenue Garage Lease Project,
         Pre-Refunded, 6.75%, 12/01/08 ..........................................................      3,500,000         3,747,695
         Refunding, ETM, 6.50%, 12/01/02 ........................................................      1,725,000         1,757,982
                                                                                                                     --------------
                                                                                                                        66,102,484
                                                                                                                     --------------
     ARIZONA 1.0%
     Gila County IDAR, Asarco Inc., Refunding, 5.55%, 1/01/27 ...................................      3,340,000         2,526,209
     Maricopa County IDA,
         Health Facilities Revenue, Catholic Healthcare West Project, Refunding, Series A,
           5.00%, 7/01/16 .......................................................................     23,000,000        19,384,630
         Hospital Facility Revenue, Mayo Clinic Hospital, 5.25%, 11/15/37 .......................     20,000,000        19,276,600
     Mesa IDAR, Discovery Health System, Series A, MBIA Insured, 5.75%, 1/01/25 .................     22,500,000        23,238,900
     Phoenix Civic Improvement Corp. Airport Revenue, senior lien, Series A, FSA Insured,
       5.00%, 7/01/25 ...........................................................................      6,000,000         5,708,880
                                                                                                                     --------------
                                                                                                                        70,135,219
                                                                                                                     --------------
     ARKANSAS 1.5%
     Arkansas GO, Waste Disposal and Pollution, Refunding, Series B, 6.25%, 7/01/20 .............        130,000           132,183
     Arkansas State Development Finance Authority HMR, Series B-1, GNMA Secured, 5.80%, 1/01/23 .        435,000           440,033
     Arkansas State Development Finance Authority Revenue, White River Medical Center Project,
       5.60%, 6/01/24 ...........................................................................      1,200,000         1,097,364
     Arkansas State Development Finance Authority SFMR, MBS Program,
         Series B, 6.10%, 1/01/29 ...............................................................        860,000           875,162
         Series D, 6.85%, 1/01/27 ...............................................................         80,000            84,038
     Arkansas State Development Finance Authority Wastewater System Revenue, Revolving Loan Fund,
       Series A, 5.85%, 12/01/19 ................................................................      1,000,000         1,032,730

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     ARKANSAS (CONT.)
     Arkansas State Student Loan Authority Revenue, Refunding, Sub Series B,
         6.25%, 6/01/10 .......................................................................    $   500,000    $      524,730
         5.60%, 6/01/14 .......................................................................        325,000           329,287
     Blytheville Solid Waste Recycling and Sewage Treatment Revenue, Nucor Corp. Project,
       6.375%, 1/01/23 ........................................................................        100,000           103,224
     Camden Environmental Improvement Revenue, International Paper Co. Project, Series A,
       7.625%, 11/01/18 .......................................................................        250,000           267,765
     Desha County Residential Housing Facilities Board SFMR, Refunding, 7.50%, 4/01/11 ........      1,275,000         1,325,605
     Fort Smith Water and Sewer Revenue, Refunding and Construction, MBIA Insured,
       6.00%, 10/01/12 ........................................................................        130,000           136,547
     Fouke School District No. 15 GO, Refunding and Construction, MBIA Insured, Pre-Refunded,
       6.60%, 4/01/19 .........................................................................        130,000           140,421
     Greenland School District No. 95, Washington County, Refunding and Construction, MBIA
       Insured, 6.50%, 5/01/13 ................................................................        115,000           116,404
     Jefferson County PCR,
         Arkansas Power and Light Co. Project, Refunding, 6.30%, 6/01/18 ......................      1,865,000         1,899,670
         Entergy Arkansas Inc. Project, Refunding, 5.60%, 10/01/17 ............................      7,900,000         7,642,855
     Jonesboro City Water and Light Plant Public Utilities System Revenue, Refunding, AMBAC
       Insured, 5.25%, 12/01/13 ...............................................................        200,000           202,102
     Little River County Revenue, Georgia-Pacific Corp. Project, Refunding, 5.60%, 10/01/26 ...     13,150,000        12,099,184
     Little Rock GO, Capital Improvement, Refunding, 6.30%, 2/01/09 ...........................        140,000           140,266
     Little Rock Municipal Airport Revenue, Refunding, MBIA Insured, 6.00%, 11/01/14 ..........        130,000           132,977
     Pine Bluff Environmental Improvement Revenue, International Paper Co. Project, Series B,
       5.55%, 11/01/22 ........................................................................        500,000           463,940
     Pope County PCR,
         Arkansas Power and Light Co. Project, Refunding, 6.30%, 11/01/20 .....................     60,500,000        60,499,395
         Power and Light Co. Project, Refunding, 6.30%, 12/01/16 ..............................      2,600,000         2,672,410
     Pulaski County Health Facilities Board Revenue,
         Catholic Health Initiatives, Series A, 5.00%, 12/01/28 ...............................      1,500,000         1,376,220
         Nazareth Sisters of Charity, St. Vincent's Infirmary, Refunding, MBIA Insured, ETM,
           6.05%, 11/01/09 ....................................................................        125,000           139,863
     Pulaski County Public Facilities Board MFR, South Oaks Apartments, Refunding, Series A,
       GNMA Secured, 6.50%, 10/20/29 ..........................................................        600,000           625,104
     Saline County Hospital Revenue, Refunding, Connie Lee Insured, 6.00%, 9/01/19 ............        700,000           734,804
     Saline County Retirement Housing and Healthcare Facilities Board Revenue, Refunding,
       AMBAC Insured, 5.80%, 6/01/11 ..........................................................        195,000           206,618
     University of Central Arkansas Academic Facilities Revenue,
           Series B, AMBAC Insured, 5.875%, 4/01/16 ...........................................        250,000           264,883
           Series C, AMBAC Insured, 6.00%, 4/01/21 ............................................      1,000,000         1,057,780
     University of Central Arkansas Athletic Facilities Revenue, Series C, AMBAC Insured,
           6.00%, 4/01/21 .....................................................................      1,000,000         1,057,780
           6.125%, 4/01/26 ....................................................................      1,200,000         1,272,972
     University of Central Arkansas Housing System Revenue, Refunding, Series A, AMBAC Insured,
       6.00%, 4/01/21 .........................................................................      1,000,000         1,057,780
                                                                                                                  --------------
                                                                                                                     100,152,096
                                                                                                                  --------------
     CALIFORNIA 3.8%
     Alhambra COP, Clubhouse Facility Project, 11.25%,
           1/01/08 ............................................................................        410,000           414,625
           1/01/09 ............................................................................        455,000           460,132
           1/01/10 ............................................................................        500,000           505,640
     Burbank RDA, Tax Allocation, Refunding, Series A, 6.25%, 12/01/24 ........................      5,070,000         5,221,796
     California Educational Facilities Authority Revenue,
           National University, Connie Lee Insured, 6.00%, 5/01/09 ............................      3,580,000         3,827,987
           Pooled College and University Projects, Series B, 6.00%, 12/01/20 ..................      6,025,000         6,129,293

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     CALIFORNIA (CONT.)
     California Health Facilities Financing Authority Revenue, St. Francis Medical Center,
       Refunding, Series H, AMBAC Insured, 6.30%, 10/01/15 ........................................    $ 2,800,000    $  3,043,152
     California State GO,
       5.90%, 5/01/08 .............................................................................        235,000         249,803
       6.00%, 5/01/18 .............................................................................        535,000         567,854
       6.00%, 5/01/20 .............................................................................        850,000         904,664
       5.90%, 4/01/23 .............................................................................      1,200,000       1,254,456
       Veterans Bonds, Series BD, BE, and BF, 6.55%, 2/01/25 ......................................      7,840,000       7,872,771
     Chino USD, COP, Refunding, FSA Insured, 5.90%, 9/01/15 .......................................      8,240,000       8,784,087
     Commerce Refuse to Energy Authority Revenue, Refunding, Series 1994, 8.75%, 7/01/10 ..........        970,000       1,072,568
     Foothill/Eastern Corridor Agency Toll Road Revenue,
       Refunding, MBIA Insured, 5.75%, 1/15/40 ....................................................     20,000,000      19,483,800
       senior lien, Series A, Pre-Refunded, 6.50%, 1/01/32 ........................................     59,240,000      66,576,874
     Forty-Niner Shops Inc. Auxiliary Organization, California State Long Beach Project,
       Pre-Refunded, 6.875%,
       4/01/07 ....................................................................................      1,090,000       1,148,043
       4/01/12 ....................................................................................      1,565,000       1,648,336
     Los Angeles CRDA, Housing Revenue, Refunding, Series A, AMBAC Insured, 6.55%, 1/01/27 ........      3,180,000       3,335,566
     Los Angeles Regional Airports Improvement Corp. Lease Revenue,
       Facilities Sub-Lease, International Airport, Refunding, 6.35%, 11/01/25 ....................     18,500,000      18,316,295
       United Airlines, International Airport, Refunding, 6.875%, 11/15/12 ........................      8,400,000       8,706,852
     Metropolitan Water District Revenue, Southern California Waterworks, Series A, 5.00%,
       7/01/26 ....................................................................................     26,420,000      25,007,851
     Pomona PFA, Revenue, Series Q, MBIA Insured, 5.90%, 12/01/25 .................................      4,000,000       4,224,720
     San Francisco City and County RDA, Lease Revenue, George R. Moscone Center, FSA Insured,
       6.75%, 7/01/24 .............................................................................      7,075,000       7,765,025
     San Francisco City and County Redevelopment Financing Authority Tax Allocation Revenue,
       Redevelopment Projects, Pre-Refunded, 6.50%, 8/01/22 .......................................     12,680,000      14,097,117
     San Francisco City and County Sewer Revenue, Series A, FGIC Insured, 5.90%, 10/01/20 .........     10,380,000      10,882,392
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, senior lien,
       5.00%, 1/01/33 .............................................................................      5,000,000       4,455,800
       Pre-Refunded, 7.00%, 1/01/30 ...............................................................     16,785,000      18,089,195
     University of California Revenues, Research Facilities, Series B, Pre-Refunded, 6.55%, 9/01/24     11,780,000      12,840,318
     Windsor RDAR, Tax Allocation, Windsor Project, 7.00%, 9/01/24 ................................      2,405,000       2,537,443
                                                                                                                    --------------
                                                                                                                       259,424,455
                                                                                                                    --------------
     COLORADO 3.8%
     Colorado Health Facilities Authority Revenue,
       Catholic Health Initiatives, Series A, 5.00%, 12/01/28 .....................................      3,035,000       2,784,552
       Kaiser Permanente, Series A, 5.35%, 11/01/16 ...............................................     13,250,000      12,589,488
       Kaiser Permanente, Series B, 5.35%, 8/01/15 ................................................     20,200,000      19,745,702
     Colorado HFA, GO, Series A, Pre-Refunded, 7.50%, 5/01/29 .....................................      1,205,000       1,229,100
     Colorado Public Highway Authority Revenue, Highway E-470, Refunding, Senior Series A,
       MBIA Insured,  5.00%, 9/01/21 ..............................................................     12,715,000      12,366,228
     Denver City and County Airport Revenue,
       Refunding, Series E, MBIA Insured, 5.25%, 11/15/23 .........................................     43,000,000      42,495,180
       Series A, 8.875%, 11/15/12 .................................................................     12,130,000      12,646,374
       Series A, 7.50%, 11/15/23 ..................................................................     13,590,000      14,905,920
       Series A, 8.00%, 11/15/25 ..................................................................      1,480,000       1,504,997

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     COLORADO (CONT.)
     Denver City and County Airport Revenue, (cont.)
       Series A, Pre-Refunded, 7.50%, 11/15/12 .................................................     $11,200,000    $   12,114,032
       Series A, Pre-Refunded, 8.875%, 11/15/12 ................................................       4,515,000         4,736,145
       Series A, Pre-Refunded, 7.50%, 11/15/23 .................................................       2,930,000         3,336,538
       Series A, Pre-Refunded, 7.25%, 11/15/25 .................................................      24,525,000        26,435,743
       Series A, Pre-Refunded, 8.00%, 11/15/25 .................................................         520,000           532,860
       Series B, 7.25%, 11/15/23 ...............................................................       2,120,000         2,238,508
       Series B, Pre-Refunded, 7.25%, 11/15/23 .................................................         530,000           570,042
       Series D, 7.75%, 11/15/21 ...............................................................       8,950,000         9,273,274
       Series D, 7.00%, 11/15/25 ...............................................................       7,835,000         7,926,591
       Series D, Pre-Refunded, 7.75%, 11/15/21 .................................................       2,510,000         2,618,809
       Denver City and County Special Facilities Airport Revenue, United Airlines Inc. Project,
         Series A, 6.875%, 10/01/32 ............................................................      47,980,000        47,038,632
     Littleton MFHR, Riverpointe I, Refunding, Series A, FSA Insured, 5.95%, 4/01/29 ...........      11,400,000        11,743,368
     University of Colorado Hospital Authority Revenue, Series A, AMBAC Insured, 5.00%, 11/15/29      11,000,000        10,378,390
                                                                                                                    --------------
                                                                                                                       259,210,473
                                                                                                                    --------------
     CONNECTICUT
     Meriden Housing Authority MFR, Connecticut Baptist Housing Project, GNMA Secured,
       5.80%, 8/20/39 ..........................................................................       2,790,000         2,855,035
                                                                                                                    --------------

     DELAWARE
     Delaware State EDA Revenue, Water Development, Wilmington, Refunding, Series B,
       6.45%, 12/01/07 .........................................................................       1,160,000         1,298,713
     Delaware State Housing Authority MFMR, Refunding, Series D, 6.75%, 7/01/06 ................       2,000,000         2,144,180
                                                                                                                    --------------
                                                                                                                         3,442,893
                                                                                                                    --------------
     FLORIDA 1.5%
     Bay County Resource Recovery Revenue,
       Series A, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 ....................................       2,100,000         2,216,256
       Series B, MBIA Insured, Pre-Refunded, 6.50%, 7/01/07 ....................................      11,020,000        11,630,067
     Callaway/Bay County Wastewater Systems Revenue, Series A, FGIC Insured, 6.00%, 9/01/26 ....         695,000           730,619
     Escambia County Health Facilities Authority Revenue, Ascension Health Credit, Refunding,
       Series A-2, AMBAC Insured, 5.75%, 11/15/29 ..............................................      10,000,000        10,340,700
     Florida State Board of Education Capital Outlay GO, Public Education, Refunding, Series D,
       5.75%, 6/01/22 ..........................................................................      10,000,000        10,426,700
       6.00%, 6/01/23 ..........................................................................      17,500,000        19,349,050
     Florida State Board of Education Capital Outlay, Public Education, Refunding, Series 1992,
       6.40%, 6/01/19 ..........................................................................      22,475,000        23,171,051
     Palm Beach County School Board COP, Series A, FGIC Insured, 6.00%, 8/01/23 ................       5,100,000         5,437,110
     St. Augustine Water and Sewer Revenue, Refunding, Series A, MBIA Insured, 6.20%,
       10/01/01 ................................................................................         890,000           901,178
       10/01/02 ................................................................................         940,000           977,779
       10/01/03 ................................................................................       1,005,000         1,066,466
       10/01/04 ................................................................................       1,065,000         1,150,253
       10/01/05 ................................................................................       1,130,000         1,238,186
       10/01/06 ................................................................................       1,200,000         1,328,988
       10/01/07 ................................................................................       1,275,000         1,402,220
       10/01/08 ................................................................................       1,355,000         1,482,709
       10/01/12 ................................................................................       6,300,000         6,822,144
                                                                                                                    --------------
                                                                                                                        99,671,476
                                                                                                                    --------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     GEORGIA 1.4%
     Atlanta Airport Facilities Revenue, Refunding, Series A, FGIC Insured, 5.50%, 1/01/26 ...       $18,295,000    $   18,514,357
     Burke County Development Authority PCR, Georgia Power Co. Plant Vogtle,
       1st Series, 5.40%, 5/01/34 ............................................................        15,705,000        15,234,792
       Refunding, 2nd Series, AMBAC Insured, 5.25%, 5/01/34 ..................................        10,000,000         9,665,600

     De Kalb County Water and Sewer Revenue, 5.25%, 10/01/25 .................................        12,000,000        11,820,840
     Fulton County Development Authority Special Facilities Revenue, Delta Airlines Inc.
       Project, Refunding,
       6.85%, 11/01/07 .......................................................................         3,400,000         3,533,654
       6.95%, 11/01/12 .......................................................................         5,500,000         5,707,900
     Georgia Municipal Electric Authority Power Revenue,
       Series B, 6.375%, 1/01/16 .............................................................        14,000,000        14,603,400
       Series EE, 6.40%, 1/01/23 .............................................................         6,325,000         6,754,910
     Georgia State HFAR, Homeownership Opportunity Program, Series C, 6.60%, 12/01/23 ........         2,605,000         2,697,009
     Monroe County Development Authority PCR, Georgia Power Co., AMBAC Insured, 6.25%, 7/01/19         4,300,000         4,438,589
                                                                                                                    --------------
                                                                                                                        92,971,051
                                                                                                                    --------------
     HAWAII 1.5%
     Hawaii State Airports System Revenue,
       FGIC Insured, 7.00%, 7/01/20 ..........................................................           940,000           961,836
       FGIC Insured, Pre-Refunded, 7.00%, 7/01/20 ............................................            60,000            61,547
       Refunding, Third Series 1994, AMBAC Insured, 5.75%, 7/01/09 ...........................           300,000           314,583
       Second Series, 7.00%, 7/01/07 .........................................................        12,000,000        12,292,080
       Second Series, 6.90%, 7/01/12 .........................................................           500,000           586,555
       Second Series, MBIA Insured, 6.75%, 7/01/21 ...........................................           170,000           173,769
       Second Series, MBIA Insured, Pre-Refunded, 6.75%, 7/01/21 .............................            30,000            30,762
       Second Series 1991, 7.00%, 7/01/18 ....................................................         4,350,000         4,450,746
       Second Series 1992, MBIA Insured, 6.90%, 7/01/12 ......................................           400,000           471,136
     Hawaii State Department of Budget and Finance Special Purpose Mortgage Revenue,
       Hawaiian Electric Co., Series A, MBIA Insured, 6.60%, 1/01/25 .........................         1,950,000         2,065,284
       Hawaiian Electric Co. and Subsidiaries, MBIA Insured, 6.55%, 12/01/22 .................         3,425,000         3,558,233
       Kaiser Permanente, Refunding, Series A, 6.25%, 3/01/21 ................................         1,000,000         1,007,600
       Kapiolani Health Care System, Refunding, 6.40%, 7/01/13 ...............................           600,000           616,422
       Kapiolani Health Care System, Refunding, 6.00%, 7/01/19 ...............................         2,725,000         2,732,685
       St. Francis Medical Centers, Refunding, FSA Insured, 6.50%, 7/01/22 ...................         1,100,000         1,137,422
       Wahiawa General Hospital Project, 7.50%, 7/01/12 ......................................           885,000           802,943
     Hawaii State Department of Budget and Finance Special Purpose Revenue,
       6.00%, 7/01/11 ........................................................................         1,000,000         1,019,700
       6.20%, 7/01/16 ........................................................................         2,000,000         2,044,980
       Hawaiian Electric Co. Project, Series B, MBIA Insured, 5.875%, 12/01/26 ...............           500,000           513,645
       Kaiser Permanente, Series A, 5.15%, 3/01/15 ...........................................         4,000,000         3,876,640
       Kapiolani Health Obligation, 6.25%, 7/01/21 ...........................................         7,350,000         7,472,084
       Queens Health System, Refunding, Series A, 6.05%, 7/01/16 .............................         1,000,000         1,024,970
       Queens Health System, Refunding, Series A, 6.00%, 7/01/20 .............................           120,000           122,011
       Queens Health System, Refunding, Series A, 5.75%, 7/01/26 .............................         7,000,000         6,871,620
       Wilcox Memorial Hospital Projects, 5.25%, 7/01/13 .....................................           600,000           531,540
       Wilcox Memorial Hospital Projects, 5.35%, 7/01/18 .....................................         2,040,000         1,738,488
       Wilcox Memorial Hospital Projects, 5.50%, 7/01/28 .....................................         2,410,000         1,994,685

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     HAWAII (CONT.)
     Hawaii State Department of Transportation Special Facilities Revenue, Matson Terminals Inc.,
       Refunding, 5.75%, 3/01/13 ................................................................    $    75,000    $       75,504
     Hawaii State GO,
       Series BW, 6.375%, 3/01/11 ...............................................................        100,000           113,645
       Series CA, 6.00%, 1/01/09 ................................................................        100,000           109,487
       Series CT, FSA Insured, 5.875%, 9/01/19 ..................................................      5,000,000         5,313,700
     Hawaii State Harbor Capital Improvement Revenue,
       Refunding, Series 1994, FGIC Insured, 6.25%, 7/01/15 .....................................      1,000,000         1,055,570
       Refunding, Series 1994, FGIC Insured, 6.375%, 7/01/24 ....................................        500,000           522,805
       Series 1992, FGIC Insured, 6.50%, 7/01/19 ................................................        200,000           207,242
     Hawaii State Housing Finance and Development Corp. Revenue, Affordable Rental Housing
       Program, Series A,
       6.00%, 7/01/15 ...........................................................................      1,000,000         1,042,170
       6.05%, 7/01/22 ...........................................................................        750,000           771,638
       6.10%, 7/01/30 ...........................................................................        235,000           239,561
     Hawaii State Housing Finance and Development Corp. SFM Purchase Revenue,
       Series A, 7.10%, 7/01/24 .................................................................      3,805,000         3,887,112
       Series A, 6.00%, 7/01/26 .................................................................        250,000           253,513
       Series A, FNMA Insured, 5.75%, 7/01/30 ...................................................      2,500,000         2,512,700
       Series B, 7.00%, 7/01/31 .................................................................      7,380,000         7,544,057
     Hawaii State SFMR, HFC,
       Series A, 7.00%, 7/01/11 .................................................................        230,000           235,166
       Series B, 6.90%, 7/01/16 .................................................................        230,000           235,127
     Honolulu City and County GO,
       Refunding, Series 1992, 6.00%, 12/01/14 ..................................................        150,000           166,215
       Series C, FGIC Insured, 5.00%, 7/01/20 ...................................................      6,250,000         5,982,125
     Honolulu City and County MFHR, Waipahu Towers Project, Series A,
       6.90%, 6/20/35 ...........................................................................      1,205,000         1,273,806
     Honolulu City and County Wastewater System Revenue, 2nd Bond Resolution,
       Junior Series, FGIC Insured, 5.00%, 7/01/23 ..............................................     10,000,000         9,412,100
     Honolulu City and County Water Supply Board Water System Revenue, 5.80%, 7/01/21 ...........      1,785,000         1,841,585
     Kauai County GO, Refunding, Series C, AMBAC Insured, 5.95%, 8/01/10 ........................        220,000           242,664
     Maui County GO,
       6.05%, 9/01/07 ...........................................................................         30,000            30,359
       6.10%, 9/01/08 ...........................................................................        170,000           171,987
                                                                                                                    --------------
                                                                                                                       101,713,804
                                                                                                                    --------------
     IDAHO .6%
     Idaho Housing Agency Revenue, Refunding, Series D-1, 6.45%, 7/01/19 ........................      1,845,000         1,920,147
     Idaho Housing Agency SFMR, Senior Bond, Series B-1, FGIC Insured,
       7.85%, 7/01/09 ...........................................................................        315,000           315,491
       7.90%, 1/01/21 ...........................................................................        495,000           495,772
     Power County Industrial Development Corp. Solid Waste Disposal Revenue, FMC Corp. Project,
       6.45%, 8/01/32 ...........................................................................     33,750,000        33,610,613
     Power County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/14 ...........................      2,200,000         2,152,304
                                                                                                                    --------------
                                                                                                                        38,494,327
                                                                                                                    --------------

28

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     ILLINOIS 6.1%
     Bryant PCR, Central Illinois Light Co. Project, Refunding,
       Series A, 6.50%, 2/01/18 ............................................................         $ 7,200,000    $    7,310,808
       Series C, 6.50%, 1/01/10 ............................................................           5,000,000         5,167,250
     Chicago Board of Education GO, Chicago School Reform, MBIA Insured, 6.00%, 12/01/16 ...           9,700,000        10,362,898
     Chicago COP, AMBAC Insured, 7.75%, 7/15/11 ............................................          17,500,000        20,376,650
     Chicago Gas Supply Revenue, The Peoples Gas Light, Refunding, Series A, 6.10%, 6/01/25           12,000,000        12,385,800
     Chicago GO, Lakefront Millennium Parking Facilities, MBIA Insured, 5.75%, 1/01/23 .....           8,955,000         9,469,733
     Chicago O'Hare International Airport Special Facilities Revenue, American Airlines Inc.
       Project, 8.20%, 12/01/24 ............................................................          11,720,000        12,955,522
     Chicago Sales Tax Revenue, FGIC Insured, 5.375%, 1/01/27 ..............................           3,060,000         3,028,237
     Chicago SFMR, Collateralized, Series A, GNMA Secured, 7.25%, 9/01/28 ..................           2,640,000         2,874,115
     Cook County GO, Capital Improvement, Refunding, FGIC Insured, 5.90%, 12/01/14 .........          10,000,000        10,603,500
     Cook County Tinley Park School District No.140, Refunding, Series A, AMBAC Insured,
       6.00%, 12/01/15 .....................................................................           8,750,000         9,383,500
     Illinois Development Finance Authority Hospital Revenue,
       Adventist Health System, Sunbelt Obligation, 5.65%, 11/15/24 ........................           6,030,000         5,405,774
       Adventist Health System, Sunbelt Obligation, 5.50%, 11/15/29 ........................          20,000,000        17,382,600
       Sisters of St. Francis Health Services, Refunding, MBIA Insured, 5.375%, 11/01/27 ...           5,000,000         4,859,050
     Illinois Development Finance Authority PCR,
       Central Illinois Public Service Co., Refunding, Series A, 6.375%, 1/01/28 ...........          15,200,000        15,542,456
       Commonwealth Edison Co. Project, Refunding, Series 1991, 7.25%, 6/01/11 .............           7,500,000         7,662,975
       Illinois Power Co. Project, Refunding, Series A, 7.375%, 7/01/21 ....................          26,550,000        28,883,745
     Illinois Development Finance Authority Revenue, Provena Health, Series A, MBIA Insured,
       5.50%, 5/15/21 ......................................................................          10,000,000         9,963,700
     Illinois HDA,
       MF Program, Lawndale Redevelopment Project, 7.10%, 12/01/34 .........................          20,000,000        21,573,600
       MF Program, Refunding, Series A, 7.10%, 7/01/26 .....................................          12,915,000        13,415,198
       MF Program, Series 1, 6.625%, 9/01/12 ...............................................          12,000,000        12,475,560
       MF Program, Series 1, 6.75%, 9/01/21 ................................................           7,550,000         7,826,557
       MF Program, Series C, 7.35%, 7/01/11 ................................................           2,265,000         2,315,804
       RMR, Series B, 7.25%, 8/01/17 .......................................................           7,065,000         7,227,919
     Illinois HDA Revenue, Homeowner Mortgage, Series A-1, 6.85%, 8/01/17 ..................           3,540,000         3,736,151
     Illinois Health Facilities Authority Revenue,
       Children's Memorial Hospital, Series A, AMBAC Insured, 5.75%, 8/15/25 ...............           9,120,000         9,383,021
       Edwards Hospital Project, Pre-Refunded, 7.00%, 2/15/22 ..............................           2,000,000         2,098,820
       Loyola University Health Systems, Refunding, Series A, MBIA Insured, 5.625%, 7/01/18            7,090,000         7,216,982
       Loyola University Health Systems, Series A, MBIA Insured, ETM, 5.625%, 7/01/18 ......           2,105,000         2,203,135
       Methodist Medical Center, Refunding, MBIA Insured, 5.25%, 11/15/21 ..................           2,885,000         2,779,669
       Northwestern Medical Facility Foundation, Refunding, MBIA Insured,
         5.125%, 11/15/28 ..................................................................           7,500,000         7,002,750
       South Suburban Hospital, ETM, 7.00%, 2/15/18 ........................................           4,200,000         4,956,042
       South Suburban Hospital, Pre-Refunded, 7.00%, 2/15/18 ...............................           2,800,000         2,938,348
       Victory Health Services, Series A, 5.75%, 8/15/27 ...................................           8,015,000         7,035,166
     Illinois State COP, Department of Central Management, FSA Insured, Pre-Refunded,
       6.875%, 7/01/07 .....................................................................           2,600,000         2,754,934
     Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue, McCormick Place
       Expansion Project, Refunding, Series A, FGIC Insured, 5.25%, 12/15/28 ...............          38,080,000        36,629,152
       Series A, 6.50%, 6/15/22 ............................................................               5,000             5,264
       Series A, 6.50%, 6/15/27 ............................................................             555,000           583,205
       Series A, FGIC Insured, ETM, 6.50%, 6/15/07 .........................................               5,000             5,360

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)

                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     ILLINOIS (CONT.)
     Metropolitan Pier and Exposition Authority Hospitality Facilities Revenue, McCormick Place
       Convention Center,
       ETM, 5.75%, 7/01/06 .....................................................................     $ 1,645,000    $    1,734,422
       ETM, 7.00%, 7/01/26 .....................................................................      12,000,000        14,640,480
       Pre-Refunded, 6.25%, 7/01/17 ............................................................       3,500,000         3,926,020
     Onterie Center HFC, Mortgage Revenue, Refunding, MBIA Insured, 7.05%, 7/01/27 .............       4,350,000         4,551,840
     Regional Transportation Authority Revenue, Series A, AMBAC Insured, Pre-Refunded,
       6.125%, 6/01/22 .........................................................................       3,970,000         4,098,350
     Southwestern Illinois Development Authority IDR, Spectrulite Consortium Inc. Project,
       6.20%, 2/01/05 ..........................................................................       1,825,000         1,887,452
       6.625%, 2/01/10 .........................................................................       3,050,000         3,174,471
     Southwestern Illinois Development Authority Private Activity Revenue, Progressive Recovery
       Glenmark, 8.50%, 8/01/10 ................................................................       2,395,000         2,426,854
     Southwestern Illinois Development Authority Revenue, Anderson Hospital Project, Series A,
       Pre-Refunded, 7.00%, 8/15/22 ............................................................       6,200,000         6,600,334
     Southwestern Illinois Development Authority Solid Waste Disposal Revenue, LaCede Steel Co.
       Project,
       8.375%, 8/01/08 .........................................................................       4,025,000         4,119,749
       8.50%, 8/01/20 ..........................................................................       5,390,000         5,515,318
     Upper River Valley Development Authority Environmental Facilities Revenue, General Electric
       Co. Project, 5.45%, 2/01/23 .............................................................       3,600,000         3,572,496
     Will County Exempt Facilities Revenue, Mobil Oil Refining Corp. Project, 6.00%, 2/01/27 ...       7,130,000         7,299,694
                                                                                                                    --------------
                                                                                                                       411,328,430
                                                                                                                    --------------
     INDIANA 1.8%
     Beech Grove EDR, Westvaco Corp., 8.75%, 7/01/10 ...........................................          50,000            50,338
     Carmel EDR, Cool Creek Association, Refunding, 6.50%, 9/01/15 .............................       1,000,000         1,048,530
     Carmel Industrial RDA, County Option, Income Tax Lease, Rent Revenue, MBIA Insured,
       5.25%, 1/01/18 ..........................................................................       1,090,000         1,082,741
     Eastern Hancock Middle School Building Corp. First Mortgage, Pre-Refunded, 6.00%, 1/15/21 .       1,000,000         1,094,300
     Elkhart County Hospital Authority Revenue, Goshen Hospital Association Inc. Project,
       7.35%, 7/01/12 ..........................................................................       1,750,000         1,812,195
     Elwood Middle School Building Corp. First Mortgage, Refunding, 7.30%, 1/01/08 .............         500,000           510,710
     Hammond Industrial Sewer and Solid Waste Disposal Revenue, American Maize-Products Co.,
       Project A, 8.00%, 12/01/24 ..............................................................      20,000,000        20,419,800
     Hammond Multi-School Building Corp. First Mortgage, Refunding, Series A, 6.20%, 7/10/15 ...       1,500,000         1,554,000
     Indiana Bond Bank Special Program, Series B, 6.20%, 2/01/23 ...............................       3,500,000         3,590,370
     Indiana Health Facility Financing Authority Hospital Revenue,
       Jackson County Schneck Memorial Hospital, Pre-Refunded, 7.50%, 2/15/22 ..................       1,835,000         1,931,227
       Jackson County Schneck Memorial Hospital, Refunding, 5.25%, 2/15/22 .....................       1,200,000           979,104
       Methodist Hospital Inc., 6.75%, 9/15/09 .................................................       1,280,000         1,330,650
       Sisters of St. Francis Health, Series A, MBIA Insured, 5.00%, 11/01/29 ..................       1,000,000           905,850
       St. Anthony's Medical Center/Home Inc., Series A, Pre-Refunded, 7.00%, 10/01/17 .........       1,000,000         1,053,710
     Indiana Health Facility Financing Authority Revenue, Greenwood Village South Project,
       Refunding, 5.625%, 5/15/28 ..............................................................       1,750,000         1,357,353
     Indiana State Development Financing Authority Environmental Revenue, 6.25%, 7/15/30 .......       2,000,000         1,885,040
     Indiana State Educational Facilities Authority Revenue,
       DePauw University Project, Refunding, 5.30%, 7/01/16 ....................................         600,000           602,550
       Manchester College Project, 6.85%, 10/01/18 .............................................       3,240,000         3,324,596
       Valparaiso University, AMBAC Insured, 5.125%, 10/01/23 ..................................       2,015,000         1,933,272

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     INDIANA (CONT.)
     Indiana State HFA, SFMR,
       GNMA Secured, 6.10%, 7/01/22 .............................................................    $   865,000    $      884,419
       Refunding, Series A, 6.75%, 1/01/10 ......................................................      2,940,000         3,048,192
       Refunding, Series A, 6.80%, 1/01/17 ......................................................     12,835,000        13,249,699
     Indiana State Office Building Commission Correctional Facilities Program Revenue,
       Pre-Refunded, 6.375%, 7/01/16 ............................................................      1,000,000         1,037,640
     Indiana Transportation Finance Authority Highway Revenue, 5.375%, 12/01/25 .................     15,000,000        14,827,950
     Indianapolis Airport Authority, Indianapolis International Airport Revenue, 6.50%, 11/15/31       1,460,000         1,378,912
     Indianapolis Local Public Improvement Bond, Series D, 6.75%, 2/01/20 .......................     15,375,000        16,115,614
     Jasper County EDR, Georgia-Pacific Corp. Project,
       5.625%, 12/01/27 .........................................................................      3,500,000         3,114,720
       Refunding, 6.70%, 4/01/29 ................................................................      3,000,000         3,065,070
     Jasper County PCR, Northern Indiana Public Service Co., Refunding, MBIA Insured,
       7.10%, 7/01/17 ...........................................................................        500,000           512,040
     Lake Central Industrial Multi-School Building Corp. First Mortgage, Refunding, MBIA Insured,
       6.50%, 1/15/14 ...........................................................................      2,100,000         2,193,975
     Madison County Authority Anderson Hospital Revenue, Refunding, Series A, BIG Insured,
       8.00%, 1/01/14 ...........................................................................         95,000            95,390
     Marion County Convention and Recreational Facilities Authority Excise Tax Revenue, Lease
       Rental, Series A, AMBAC Insured, 7.00%, 6/01/21 ..........................................        250,000           255,455
     Muncies Edit Building Corp. First Mortgage, Series A, AMBAC Insured, 6.60%, 12/01/17 .......      4,000,000         4,283,400
     New Albany Floyd County School Building Corp. Revenue, First Mortgage, MBIA Insured,
       5.375%, 1/15/18 ..........................................................................      1,500,000         1,509,060
     New Prairie Unified School Building Corp. Revenue, First Mortgage, Refunding, FSA Insured,
       5.80%, 7/05/11 ...........................................................................      1,520,000         1,599,815
     Penn-Harris-Madison Multi-School Building Corp. First Mortgage, FSA Insured, Pre-Refunded,
       5.90%, 7/15/14 ...........................................................................      1,000,000         1,103,240
     Rochester Community Multi-School Building Corp. Revenue, First Mortgage, AMBAC Insured,
       5.20%, 1/15/18 ...........................................................................      1,000,000           987,840
     Sullivan Industrial PCR, Hoosier Energy, Merom Project, Refunding, 7.10%, 4/01/19 ..........        750,000           766,950
     Sullivan PCR, Indiana-Michigan Power Co. Project, Refunding, Series C, 5.95%, 5/01/09 ......      6,000,000         6,093,480
                                                                                                                    --------------
                                                                                                                       122,589,197
                                                                                                                    --------------
     IOWA .1%
     Iowa Finance Authority Mortgage Revenue, Abbey Health Care, Series A, GNMA Secured,
       5.90%, 5/20/20 ...........................................................................        500,000           519,800
       6.10%, 5/20/31 ...........................................................................      5,305,000         5,555,873
                                                                                                                    --------------
                                                                                                                         6,075,673
                                                                                                                    --------------
     KANSAS .1%
     Kansas State Development Finance Authority Hospital Revenue, Susan B. Allen Memorial
       Hospital, Series Z, Asset Guaranteed, 5.25%, 12/15/23 ....................................      2,500,000         2,422,650
     Newton Hospital Revenue, Newton Healthcare Corp., Refunding, Series A,
       5.70%, 11/15/18 ..........................................................................      1,875,000         1,567,894
       5.75%, 11/15/24 ..........................................................................      1,500,000         1,221,705
                                                                                                                    --------------
                                                                                                                         5,212,249
                                                                                                                    --------------
     KENTUCKY 1.7%
     Ashland PCR, Ashland Oil Inc. Project, Refunding, 6.65%, 8/01/09 ...........................      3,900,000         4,044,378
     Henderson County Solid Waste Disposal Revenue, MacMillan Bloedel Project, 7.00%, 3/01/25 ...     10,000,000        10,390,100
     Jefferson County MFHR, Watterson Park Apartments Project, Series A, 6.35%, 11/15/11 ........      4,850,000         5,058,793
     Kenton County Airport Board Revenue, Special Facilities, Delta Airlines Inc. Project,
       Series A, 7.50%, 2/01/20 .................................................................     10,000,000        10,321,400
       Series A, 7.125%, 2/01/21 ................................................................      9,330,000         9,604,769
       Series B, 7.25%, 2/01/22 .................................................................      3,350,000         3,451,907

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     KENTUCKY (CONT.)
     Kentucky Development Finance Authority Hospital Revenue, Claire Medical Center Project,
       Pre-Refunded, 7.125%, 9/01/21 .............................................................    $   700,000    $      722,799
     Kentucky Economic Development Finance Authority Hospital System Revenue, Appalachian
       Regional Health Center Facility, Refunding and Improvement,
       5.80%, 10/01/12 ...........................................................................      1,000,000           793,330
       5.85%, 10/01/17 ...........................................................................      5,615,000         4,155,044
     Kentucky HFC Revenue, Series B, 6.625%, 7/01/14 .............................................      4,910,000         5,073,699
     Mount Sterling Lease Revenue, Kentucky League Cities, Series A,
       6.10%, 3/01/08 ............................................................................     20,375,000        21,425,535
       6.20%, 3/01/18 ............................................................................     11,765,000        12,271,130
     Pendleton County Multi-County Lease Revenue, Kentucky Association of Counties Leasing Trust,
       Series A, 6.50%, 3/01/19 ..................................................................     27,160,000        28,260,252
                                                                                                                     --------------
                                                                                                                        115,573,136
                                                                                                                     --------------
     LOUISIANA 1.2%
     Bastrop PCR, International Paper Co. Project, Refunding, 6.90%, 3/01/07 .....................      2,000,000         2,068,320
     Calcasieu Parish Inc. IDB, PCR, Gulf States Utilities Co. Project, Refunding, 6.75%, 10/01/12     14,285,000        14,649,696
     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
       Hospital Project, Series A, FSA Insured,
         6.375%, 12/01/12 ........................................................................      4,310,000         4,817,890
         6.50%, 12/01/18 .........................................................................      5,530,000         6,248,458
         6.65%, 12/01/21 .........................................................................      3,145,000         3,305,364
     Calcasieu Parish Public Trust Authority Mortgage Revenue, Refunding,
       Series A, 7.75%, 6/01/12 ..................................................................      1,240,000         1,277,932
       Series B, 6.375%, 11/01/02 ................................................................         80,000            81,796
       Series B, 6.875%, 11/01/12 ................................................................        355,000           370,634
     De Soto Parish Environmental Improvement Revenue, International Paper Co. Project, Series A,
       7.70%, 11/01/18 ...........................................................................      2,500,000         2,683,500
     East Baton Rouge Mortgage Finance Authority, SFM Purchase,
       Series A, 6.80%, 10/01/28 .................................................................      4,845,000         5,050,961
       Series C, 7.00%, 4/01/32 ..................................................................      1,230,000         1,266,949
       Series D, 7.10%, 4/01/32 ..................................................................        840,000           865,519
     Jefferson Parish Home Mortgage Authority SFMR, Refunding, Series G-2, GNMA Secured,
       5.55%, 6/01/32 ............................................................................      3,000,000         2,939,370
     Louisiana HFA, Mortgage Revenue, Refunding, 7.375%, 9/01/13 .................................        285,000           289,854
     Louisiana Public Facilities Authority Revenue, Alton Ochsner Medical Foundation Project,
       Refunding, Series B, MBIA Insured, 6.50%, 5/15/22 .........................................      3,500,000         3,636,675
     New Orleans GO, Refunding, AMBAC Insured,
       6.125%, 10/01/16 ..........................................................................     10,275,000        10,889,137
       6.20%, 10/01/21 ...........................................................................      8,050,000         8,485,908
     Office Facility Corp. Capital Facilities Bonds Revenue, 7.75%, 12/01/10 .....................      3,400,000         3,554,326
     Ouachita Parish Hospital Service District No. 1 Revenue, Glenwood Regional Medical Center,
       Pre-Refunded, 7.50%, 7/01/21 ..............................................................      4,000,000         4,106,640
     Pointe Coupee Parish PCR, Gulf States Utilities Co. Project, Refunding, 6.70%, 3/01/13 ......      2,200,000         2,233,132
     West Feliciana Parish PCR, Gulf State Utility Co. Project,
       7.70%, 12/01/14 ...........................................................................      2,000,000         2,083,280
       7.00%, 11/01/15 ...........................................................................      3,050,000         3,140,829
                                                                                                                     --------------
                                                                                                                         84,046,170
                                                                                                                     --------------

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MAINE 1.0%
     Bucksport Solid Waste Disposal Revenue, Champion International Corp. Project, 6.25%, 5/01/10     $ 5,000,000    $    5,127,150
     Jay Solid Waste Disposal Revenue, International Paper Co. Project, Refunding, Series B,
       6.20%, 9/01/19 ............................................................................      8,000,000         7,930,000
     Maine Financial Authority Solid Waste Recycling Facilities Revenue, Great Northern Paper
       Co., Bowater Project, 7.75%, 10/01/22 .....................................................     29,300,000        30,650,730
     Maine State Health and Higher Educational Facilities Authority Revenue, Series B, FSA
       Insured, Pre-Refunded, 7.00%, 7/01/24 .....................................................      2,445,000         2,729,354
     Maine State Housing Authority Mortgage Purchase,
       Series A-5, 6.20%, 11/15/16 ...............................................................      2,500,000         2,576,125
       Series C, 6.55%, 11/15/12 .................................................................      3,700,000         3,834,532
       Series C, 6.65%, 11/15/24 .................................................................      3,500,000         3,624,600
       Series D, 6.45%, 11/15/07 .................................................................      3,540,000         3,655,015
       Series D, 6.70%, 11/15/15 .................................................................      5,800,000         6,149,682
     Rumford PCR, Boise Cascade Corp. Project, Refunding, 6.625%, 7/01/20 ........................      4,800,000         4,878,096
                                                                                                                     --------------
                                                                                                                         71,155,284
                                                                                                                     --------------
     MARYLAND 1.6%
     Gaithersberg Hospital Facilities Revenue, Shady Grove Adventist Hospital, Refunding and
       Improvement, FSA Insured, 6.00%, 9/01/21 ..................................................     10,110,000        10,618,331
       Series A, Pre-Refunded, 8.25%, 9/01/21 ....................................................     43,225,000        44,792,339
     Maryland State CDA,
       Department of Housing and Community Development, MFHR, Series G, Mortgage Insured,
         6.55%, 5/15/19 ..........................................................................      5,210,000         5,369,530
     Department of Housing and Community Development Revenue, SF Program, 3rd Series,
        7.25%, 4/01/27 ...........................................................................        930,000           950,795
     Montgomery County Housing Opportunities Commission SFMR, Refunding, Series B, 6.625%, 7/01/28      6,500,000         6,678,620
     Takoma Park Hospital Facilities Revenue, Washington Adventist Hospital Project, Series A,
       Sub Series 1, 8.25%, 9/01/21 ..............................................................     20,125,000        20,669,180
       Sub Series 1, Pre-Refunded, 8.25%, 9/01/21 ................................................     10,930,000        11,326,322
       Sub Series 2, Pre-Refunded, 8.25%, 9/01/21 ................................................      5,000,000         5,179,600
                                                                                                                     --------------
                                                                                                                        105,584,717
                                                                                                                     --------------
     MASSACHUSETTS 4.7%
     Massachusetts Bay Transportation Authority Revenue, General Transportation System,
       Refunding, Series C, 5.00%, 3/01/24 .......................................................     14,675,000        13,835,590
       Series A, FGIC Insured, 5.00%, 3/01/23 ....................................................      4,700,000         4,448,785
     Massachusetts Bay Transportation Authority, Special Assessment, Series A, 5.25%, 7/01/30 ....     29,750,000        29,010,713
     Massachusetts State GO,
       Consolidated Loan, Series A, 7.50%, 6/01/04 ...............................................      7,500,000         8,084,775
       Refunding, Series B, ETM, 6.50%, 8/01/08 ..................................................      5,900,000         6,672,723
     Massachusetts State Health and Educational Facilities Authority Revenue,
       Melrose-Wakefield Hospital, Refunding, Series B, ETM, 6.35%, 7/01/06 ......................      1,100,000         1,155,528
       Notre Dame Health Care Center, Series A, 7.875%, 10/01/22 .................................      2,310,000         2,399,397
       Sisters Providence Health System, Series A, Pre-Refunded, 6.50%, 11/15/08 .................      1,000,000         1,093,660
       Sisters Providence Health System, Series A, Pre-Refunded, 6.625%, 11/15/22 ................     12,050,000        13,228,129
     Massachusetts State HFA,
       HDA, Series D, FGIC Insured, 6.875%, 11/15/21 .............................................      5,250,000         5,441,100
       Housing Projects, Refunding, Series A, 6.30%, 10/01/13 ....................................     25,635,000        26,595,543
       Housing Projects, Refunding, Series A, 6.375%, 4/01/21 ....................................     24,750,000        25,413,795

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MASSACHUSETTS (CONT.)
     Massachusetts State HFA, (cont.)
       Housing Revenue, SF, Series 41, 6.30%, 12/01/14 ....................................          $ 6,080,000    $    6,418,960
       Housing Revenue, SF, Series 41, 6.35%, 6/01/17 .....................................            5,590,000         5,847,028
       Series C, FGIC Insured, 6.90%, 11/15/21 ............................................            9,715,000        10,098,062
       Series D, FGIC Insured, 6.80%, 11/15/12 ............................................              250,000           259,758
     Massachusetts State Industrial Finance Agency Health Care Facilities Revenue, Jewish
       Geriatric Services Inc., Series B, 5.375%, 5/15/17 .................................            1,965,000         1,924,678
       5.50%, 5/15/27 .....................................................................            5,000,000         4,838,750
       Pre-Refunded, 7.00%, 4/01/22 .......................................................            5,000,000         5,349,750
     Massachusetts State Industrial Finance Agency Revenue, D'Youville Senior Care,
       5.65%, 10/01/17 ....................................................................            2,295,000         2,322,425
       5.70%, 10/01/27 ....................................................................            7,375,000         7,448,160
     Massachusetts State Port Authority Revenue, Special Facilities, Bosfuel Project, MBIA
       Insured, 5.75%, 7/01/39 ............................................................           11,750,000        11,824,965
     Massachusetts State Turnpike Authority Metropolitan Highway System Revenue,
       Series A, MBIA Insured, 5.00%, 1/01/37 .............................................           77,130,000        70,233,035
       sub. lien, Refunding, Series B, MBIA Insured, 5.125%, 1/01/37 ......................           21,350,000        19,852,084
     Massachusetts State Water Pollution Abatement Trust Revenue, Water Revenue Authority
       Program, Refunding, Sub Series A, 5.75%, 8/01/29 ...................................            6,500,000         6,710,990
     Plymouth County COP, Series A, Pre-Refunded, 7.00%, 4/01/12 ..........................           10,000,000        10,699,500
     Route 3 North Transportation Improvement Association Massachusetts Lease Revenue, MBIA
       Insured, 5.375%, 6/15/29 ...........................................................           16,405,000        16,409,757
                                                                                                                    --------------
                                                                                                                       317,617,640
                                                                                                                    --------------
     MICHIGAN 1.3%
     Battle Creek Tax Increment Finance Authority, Pre-Refunded, 7.40%, 5/01/16 ...........            2,000,000         2,242,560
     Belding Area Schools GO, FGIC Insured,
       6.10%, 5/01/26 .....................................................................              810,000           853,076
       Pre-Refunded, 6.10%, 5/01/26 .......................................................            2,995,000         3,306,061
     Detroit GO,
       Refunding, Series B, 6.375%, 4/01/06 ...............................................            7,265,000         7,830,871
       Refunding, Series B, 6.25%, 4/01/09 ................................................              625,000           661,900
       Self-Insurance, Series A, 5.70%, 5/01/02 ...........................................            2,250,000         2,296,193
       Series A, Pre-Refunded, 6.70%, 4/01/10 .............................................            4,550,000         5,059,191
     Detroit/Wayne County Stadium Authority Revenue, FGIC Insured, 5.25%, 2/01/27 .........            4,235,000         4,135,308
     Jackson County Building Authority Revenue, AMBAC Insured, 5.60%, 5/01/30 .............            4,145,000         4,230,055
     Kalamazoo EDC Revenue, Limited Obligation, Friendship Village, Refunding, Series A,
       6.25%, 5/15/27 .....................................................................            2,000,000         1,738,060
     Michigan State Building Authority Revenue, Series II, 6.25%, 10/01/20 ................           15,650,000        16,068,168
     Michigan State HDA,
       Limited Obligation Revenue, Fraser Woods Project, FSA Insured, 6.625%, 9/15/19 .....            2,500,000         2,610,700
       Rental Housing Revenue, Refunding, Series A, 6.60%, 4/01/12 ........................            4,730,000         4,920,477
       SFMR, Series A, 6.45%, 12/01/14 ....................................................            1,570,000         1,645,015
     Michigan State Hospital Finance Authority Revenue,
       Ascension Health Credit, Refunding, Series A, MBIA Insured, 6.125%, 11/15/23 .......           18,000,000        18,948,420
       Henry Ford Health, Refunding, Series A, 5.25%, 11/15/25 ............................            4,000,000         3,694,240
       Presbyterian Villages Obligation Group, 5.80%, 1/01/02 .............................              355,000           354,354
       Presbyterian Villages Obligation Group, 5.90%, 1/01/03 .............................              325,000           323,603

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MICHIGAN (CONT.)
     Michigan State Hospital Finance Authority Revenue, (cont.)
       Presbyterian Villages Obligation Group, 6.00%, 1/01/04 ...................................    $   390,000    $      387,227
       Presbyterian Villages Obligation Group, 6.375%, 1/01/15 ..................................        275,000           255,445
       Presbyterian Villages Obligation Group, 6.40%, 1/01/15 ...................................      1,000,000           931,040
       Presbyterian Villages Obligation Group, 6.50%, 1/01/25 ...................................      3,500,000         3,186,295
                                                                                                                    --------------
                                                                                                                        85,678,259
                                                                                                                    --------------
     MINNESOTA 2.1%
     Cloquet PCR, Potlach Corp. Projects, Refunding, 5.90%, 10/01/26 ............................      9,100,000         8,663,200
     Dakota County Housing RDA, Limited Annual Appropriation Tax and Revenue, Development Housing
       Facilities Project, 7.50%, 1/01/06 .......................................................      3,930,000         3,965,252
     Golden Valley Revenue, Covenant Retirement Communities, Series A, 5.50%, 12/01/29 ..........      6,000,000         5,468,160
     International Falls PCR, Boise Cascade Corp. Project, Refunding, 5.65%, 12/01/22 ...........      3,500,000         3,072,755
     Minneapolis and St. Paul Metropolitan Airports Commission Airport Revenue, Series A, FGIC
       Insured, 5.125%, 1/01/31 .................................................................     10,000,000         9,552,200
       5.75%, 1/01/32 ...........................................................................      5,000,000         5,214,100
     Minnesota Agriculture and Economic Development Board Revenue, Health Care System, Fairview
       Hospital, Refunding, Series A, MBIA Insured, 5.75%, 11/15/26 .............................     25,810,000        26,634,113
     Minnesota State HFA, SFM, Series D-1,
       6.45%, 7/01/11 ...........................................................................      2,920,000         3,037,384
       6.50%, 1/01/17 ...........................................................................      1,145,000         1,185,235
     Minnetonka MFHR, Ridgepointe II Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/33      11,075,000        11,430,397
     Red Wing Housing RDA, Jordan Tower II Project, Pre-Refunded, 7.00%, 1/01/19 ................      1,500,000         1,566,795
     Rochester Health Care Facilities Revenue, Mayo Foundation, Series A, 5.50%, 11/15/27 .......     21,500,000        21,605,780
     Roseville MFHR, Rosepointe I Project, Refunding, Series A, GNMA Secured, 5.95%, 10/20/33 ...      8,530,000         8,803,728
     St. Louis Park EDA, Tax Increment Revenue, FGIC Insured, Pre-Refunded, 8.40%, 9/01/09 ......      6,000,000         6,219,060
     St. Paul Port Authority IDR,
       Bandana Square, Series C, 7.70%, 12/01/01 ................................................        255,000           254,044
       Bandana Square, Series C, 7.70%, 12/01/02 ................................................        270,000           267,972
       Bandana Square, Series C, 7.70%, 12/01/07 ................................................      1,690,000         1,380,105
       Bandana Square, Series C, 7.80%, 12/01/12 ................................................      2,500,000         1,884,575
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/01 ....................................        550,000           546,816
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/02 ....................................        595,000           584,106
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/03 ....................................        640,000           620,858
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/04 ....................................        685,000           657,230
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/05 ....................................        740,000           705,879
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/06 ....................................        795,000           751,808
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/07 ....................................        855,000           802,101
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/08 ....................................        915,000           852,057
       Brown and Bigelow Co., Series 1979-2, 7.50%, 10/01/09 ....................................        670,000           619,288
       Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/01 ..........        140,000           139,630
       Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/02 ..........        155,000           153,921
       Common Bond Fund, Fort Road Medical Center, Refunding, Series C, 7.95%, 9/01/10 ..........      1,705,000         1,342,432
       Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/01 ....        105,000           104,600
       Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/02 ....        115,000           114,121
       Common Bond Fund, Ideal Security Hardware Corp., Refunding, Series F, 8.00%, 12/01/12 ....      1,790,000         1,349,660

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     MINNESOTA (CONT.)
     Washington County Housing and RDAR,
       Orleans Apartments Project, Series A, 8.25%, 7/01/21 ......................................    $ 3,000,000    $    3,043,050
       Pooled Housing and Redevelopment, Refunding, 7.20%, 1/01/22 ...............................      5,885,000         6,106,806
       Raymie Johnson Apartments Project, Pre-Refunded, 7.70%, 12/01/19 ..........................      5,210,000         5,446,795
                                                                                                                     --------------
                                                                                                                        144,146,013
                                                                                                                     --------------
     MISSISSIPPI 1.2%
     Claiborne County PCR, Systems Energy Resources Inc., Refunding, 6.20%, 2/01/26 ..............     36,500,000        34,430,450
     Jackson County Environmental Improvement Revenue, International Paper Company Project,
       6.70%, 5/01/24 ............................................................................      3,500,000         3,626,700
     Mississippi Business Finance Corp. PCR,
       System Energy Resource Inc. Project, 5.875%, 4/01/22 ......................................     40,000,000        36,903,600
       System Energy Resource Inc. Project, Refunding, 5.90%, 5/01/22 ............................      8,250,000         7,633,973
     Mississippi State Educational Facilities Authority Revenue, Private Nonprofit Institutions
       of Higher Learning, Tougaloo College Project, Series A, 6.50%, 6/01/18 ....................      2,210,000         2,223,967
                                                                                                                     --------------
                                                                                                                         84,818,690
                                                                                                                     --------------
     MISSOURI .3%
     Missouri State Health and Educational Facilities Authority Health Facilities Revenue, Health
       Midwest, Series B, MBIA Insured, 6.25%, 2/15/12 ...........................................      5,000,000         5,172,600
     Missouri State Health and Educational Facilities Authority Revenue, SSM Health Care,
       Refunding, Series A, MBIA Insured, 5.00%, 6/01/22 .........................................      4,500,000         4,253,265
     St. Louis Parking Facilities Revenue, Pre-Refunded, 6.625%, 12/15/21 ........................      5,885,000         6,297,127
     Taney County IDA, Hospital Revenue, The Skaggs Community Hospital Association, 5.40%, 5/15/28      4,000,000         3,271,040
                                                                                                                     --------------
                                                                                                                         18,994,032
                                                                                                                     --------------
     MONTANA .7%
     Forsyth County PCR,
       Puget Sound Power and Light Co. Project, AMBAC Insured, 6.80%, 3/01/22 ....................     10,000,000        10,381,800
       The Montana Power Co. Colstrip Project, Refunding, Series A, 6.125%, 5/01/23 ..............      3,250,000         3,276,813
       The Montana Power Co., Refunding, Series B, MBIA Insured, 5.90%, 12/01/23 .................     20,385,000        20,992,065
     Montana State Board of Housing SFM, Refunding,
       Series A, 6.50%, 12/01/22 .................................................................      2,835,000         2,910,978
       Series B-1, 6.25%, 12/01/21 ...............................................................      6,720,000         6,975,898
     Montana State Health Facilities Authority Revenue, Montana Developmental Center Project,
       6.40%, 6/01/19 ............................................................................      2,000,000         2,058,200
                                                                                                                     --------------
                                                                                                                         46,595,754
                                                                                                                     --------------
     NEBRASKA .1%
     Nebraska Investment Finance Authority Revenue, ETM, 7.00%, 11/01/09 .........................      4,900,000         4,977,028
                                                                                                                     --------------
     NEVADA 4.0%
     Churchill County Health Care Facilities Revenue, Western Health Network, Series A, MBIA
       Insured, 6.25%, 1/01/14 ...................................................................      2,000,000         2,101,600
     Clark County IDR,
       Nevada Power Co. Project, Refunding, Series B, 5.90%, 10/01/30 ............................     10,000,000         8,770,200
       Nevada Power Co. Project, Refunding, Series C, 7.20%, 10/01/22 ............................     12,500,000        12,949,750
       Nevada Power Co. Project, Series A, 5.90%, 11/01/32 .......................................      2,600,000         2,285,582
       Southwest Gas Corp., Series A, 7.30%, 9/01/27 .............................................     18,080,000        18,747,875
       Southwest Gas Corp., Series A, 6.50%, 12/01/33 ............................................     10,000,000         9,709,900
       Southwest Gas Corp., Series B, 7.50%, 9/01/32 .............................................     62,470,000        64,934,442

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEVADA (CONT.)
     Clark County School District GO, Building and Renovation, Series B, FGIC Insured,
       5.25%, 6/15/16 ...........................................................................    $12,750,000    $   12,831,983
     Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
       First Tier, AMBAC Insured, 5.625%,
       1/01/32................................... ...............................................     21,995,000        22,248,162
       1/01/34 ..................................................................................     15,000,000        15,112,350
     Henderson Health Care Facilities Revenue, Catholic Healthcare West, Series A, 5.25%, 7/01/18     23,685,000        20,039,168
     Humboldt County PCR, Sierra Pacific Power Co., Refunding, Series A, AMBAC Insured,
       6.30%, 7/01/22 ...........................................................................      4,500,000         4,656,555
     Nevada Housing Division,
       MFHR, Series B, FNMA Insured, 6.55%, 10/01/25 ............................................      5,405,000         5,698,870
       SF Program, FI/GML, Series A, 8.30%, 10/01/19 ............................................      1,325,000         1,378,451
       SF Program, FI/GML, Series A-2, 8.375%, 10/01/19 .........................................        650,000           655,701
       SF Program, Refunding, Series A-1, 6.25%, 10/01/26 .......................................      3,410,000         3,506,776
       SF Program, Refunding, Series C-2, FHA Insured, 6.75%, 10/01/26 ..........................      6,885,000         7,151,656
     Nevada State GO,
       Colorado River Commission Revenue, Series 1994, Pre-Refunded, 6.50%, 7/01/24 .............     15,915,000        17,378,703
       Municipal Bond Bank Project No. 40-41, Series A, ETM, 6.375%, 12/01/17 ...................     10,275,000        10,776,112
     Reno RDA, Tax Allocation,
       Downtown Redevelopment Project, Series D, Pre-Refunded, 7.625%, 9/01/16 ..................      8,290,000         8,490,056
       Refunding, Series A, 6.20%, 6/01/18 ......................................................      3,000,000         3,014,010
     Sparks RDA, Tax Allocation Revenue, Refunding, Series A, Asset Guaranteed, 6.00%, 1/15/23 ..      5,000,000         5,073,550
     Washoe County Gas and Water Facilities Revenue, Refunding, AMBAC Insured, 6.30%, 12/01/14 ..      5,000,000         5,192,850
     Washoe County Hospital Facility Revenue, Washoe Medical Center Inc. Project, Series A, AMBAC
       Insured, 6.25%, 6/01/13 ..................................................................      9,295,000         9,836,620
                                                                                                                    --------------
                                                                                                                       272,540,922
                                                                                                                    --------------
     NEW HAMPSHIRE 1.4%
     Nashua Housing Authority MFR, Clocktower Project, Refunding, GNMA Secured, 6.25%, 6/20/33 ..      6,028,000         6,284,612
     New Hampshire Higher Education and Health Facilities Authority Revenue,
       New Hampshire Catholic Charities, 5.80%, 8/01/22 .........................................      1,000,000           836,370
       Rivier College, 5.60%, 1/01/28 ...........................................................      4,590,000         4,160,881
       St. Joseph Hospital, 7.50%, 1/01/16 ......................................................      2,300,000         2,350,508
       The Hitchcock Clinic, MBIA Insured, 6.00%, 7/01/27 .......................................      4,275,000         4,444,974
     New Hampshire State HFA,
       MFHR, Series 1, 7.10%, 1/01/14 ...........................................................      4,920,000         5,029,273
       SFMR, Series E, 6.75%, 7/01/19 ...........................................................      4,490,000         4,684,103
       SFMR, Series E, 6.80%, 7/01/25 ...........................................................      3,455,000         3,609,197
     New Hampshire State IDAR, Pollution Control, Public Service Co. of New Hampshire Project,
       Series A, 7.65%, 5/01/21 .................................................................      6,870,000         7,043,948
       Series B, 7.50%, 5/01/21 .................................................................     50,690,000        51,961,812
       Series C, 7.65%, 5/01/21 .................................................................      7,450,000         7,638,634
                                                                                                                    --------------
                                                                                                                        98,044,312
                                                                                                                    --------------
     NEW JERSEY .6%
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding,
       Series 1, 6.00%, 1/01/19 .................................................................      2,100,000         2,024,568
       Series 1, 6.00%, 1/01/29 .................................................................      5,000,000         4,717,050

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW JERSEY (CONT.)
     Hudson County Improvement Authority Solid Waste Systems Revenue, Refunding, (cont.)
       Series 2, 6.125%, 1/01/19 ................................................................    $ 2,000,000    $    1,927,780
       Series 2, 6.125%, 1/01/29 ................................................................      5,000,000         4,717,450
     New Jersey EDA, Lease Revenue, International Center for Public Health Project, University of
       Medicine and Dentistry, AMBAC Insured, 6.00%, 6/01/32 ....................................      5,000,000         5,327,250
     New Jersey State Turnpike Authority Turnpike Revenue, Series A, MBIA Insured,
       5.60%, 1/01/22 ...........................................................................      7,500,000         7,732,875
       5.50%, 1/01/25 ...........................................................................     13,000,000        13,295,490
                                                                                                                    --------------
                                                                                                                        39,742,463
                                                                                                                    --------------
     NEW MEXICO .4%
     Farmington PCR, Public Service Co. of New Mexico, Refunding, Series A, AMBAC Insured,
       6.375%, 12/15/22 .........................................................................     10,435,000        10,814,104
     Lordsburg PCR, Phelps Dodge Corp. Project, Refunding, 6.50%, 4/01/13 .......................     17,000,000        17,410,040
                                                                                                                    --------------
                                                                                                                        28,224,144
                                                                                                                    --------------
     NEW YORK 18.2%
     Long Island Power Authority Electric System Revenue, Series A, MBIA Insured, 5.25%, 12/01/26     10,000,000         9,874,800
     MTA Commuter Facilities Revenue, Series A,
       5.25%, 7/01/28 ...........................................................................      5,000,000         4,879,500
       6.125%, 7/01/29 ..........................................................................     15,040,000        16,161,232
       FGIC Insured, 6.00%, 7/01/16 .............................................................      8,950,000         9,575,337
     MTA Dedicated Tax Fund Revenue, Series A,
       FGIC Insured, 6.00%, 4/01/30 .............................................................     12,500,000        13,426,500
       MBIA Insured, 5.25%, 4/01/26 .............................................................     11,125,000        11,032,774
     MTA Transit Facilities Revenue,
       Refunding, Series M, 6.00%, 7/01/14 ......................................................     18,210,000        18,955,882
       Series A, FSA Insured, 6.00%, 7/01/16 ....................................................      3,630,000         3,883,628
       Series A, FSA Insured, 5.625%, 7/01/27 ...................................................     10,800,000        10,929,384
       Service Contract, Refunding, Series 8, 5.375%, 7/01/21 ...................................     15,000,000        15,013,500
     MTA Transportation Facilities Revenue, Series A, 6.00%, 7/01/24 ............................      5,000,000         5,338,200
     Nassau County GO,
       Improvement, Series F, 6.625%, 3/01/08 ...................................................      7,325,000         8,067,975
       Water Utility Improvements, Series F, 6.625%, 3/01/07 ....................................      7,070,000         7,756,214
     Nassau Health Care Corp. Health System Revenue, Nassau County Guaranteed, FSA Insured,
       5.75%, 8/01/29 ...........................................................................     10,000,000        10,375,300
     New Rochelle IDA, Civic Facilities Revenue, College of New Rochelle Project, Pre-Refunded,
       6.625%, 7/01/12 ..........................................................................      1,245,000         1,316,413
     New York City GO,
       Refunding, Series B, 6.20%, 8/15/06 ......................................................      1,500,000         1,636,320
       Refunding, Series E, 6.00%, 8/01/26 ......................................................      2,765,000         2,917,683
       Refunding, Series F, 6.00%, 8/01/13 ......................................................     14,000,000        14,980,420
       Refunding, Series H, 6.25%, 8/01/15 ......................................................     13,035,000        14,118,209
       Refunding, Series H, 6.125%, 8/01/25 .....................................................     65,785,000        70,116,942
       Refunding, Series J, 6.00%, 8/01/21 ......................................................     28,260,000        29,964,926
       Series A, 6.125%, 8/01/06 ................................................................     13,605,000        14,620,477
       Series A, 6.20%, 8/01/07 .................................................................     20,490,000        22,013,841
       Series A, 6.25%, 8/01/08 .................................................................      4,390,000         4,714,728
       Series A, 7.75%, 8/15/14 .................................................................         40,000            41,001

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City GO, (cont.)
       Series A, 6.25%, 8/01/16 .................................................................    $ 3,275,000    $    3,380,521
       Series A, Pre-Refunded, 6.125%, 8/01/06 ..................................................        895,000           976,382
       Series A, Pre-Refunded, 6.20%, 8/01/07 ...................................................      1,320,000         1,443,037
       Series A, Pre-Refunded, 7.75%, 8/15/13 ...................................................      4,810,000         4,945,738
       Series A, Pre-Refunded, 7.75%, 8/15/14 ...................................................        205,000           210,785
       Series A, Pre-Refunded, 6.25%, 8/01/16 ...................................................      1,725,000         1,813,458
       Series A, Pre-Refunded, 7.75%, 8/15/17 ...................................................      3,285,000         3,377,703
       Series A, Pre-Refunded, 8.00%, 8/15/20 ...................................................          5,000             5,144
       Series B, 7.50%, 2/01/04 .................................................................     10,000,000        10,433,000
       Series B, 8.25%, 6/01/05 .................................................................      1,000,000         1,158,810
       Series B, 6.30%, 8/15/08 .................................................................     22,360,000        24,304,426
       Series B, 6.125%, 8/01/09 ................................................................     11,510,000        12,264,020
       Series B, 6.375%, 8/15/10 ................................................................     17,170,000        18,614,856
       Series B, 7.00%, 2/01/19 .................................................................      6,555,000         6,782,393
       Series B, 6.00%, 8/15/26 .................................................................      1,670,000         1,762,668
       Series B, ETM, 8.00%, 6/01/01 ............................................................      3,000,000         3,011,400
       Series B, Pre-Refunded, 8.25%, 6/01/02 ...................................................      4,500,000         4,585,320
       Series B, Pre-Refunded, 6.30%, 8/15/08 ...................................................      4,515,000         5,018,152
       Series B, Pre-Refunded, 6.375%, 8/15/10 ..................................................      4,570,000         5,092,717
       Series B, Pre-Refunded, 6.75%, 10/01/15 ..................................................         50,000            53,145
       Series B, Pre-Refunded, 6.75%, 10/01/17 ..................................................      1,300,000         1,382,706
       Series B, Pre-Refunded, 7.00%, 2/01/19 ...................................................      8,445,000         8,818,438
       Series B, Pre-Refunded, 6.00%, 8/15/26 ...................................................        330,000           367,316
       Series B, Sub Series B-1, Pre-Refunded, 7.00%, 8/15/16 ...................................      3,000,000         3,347,580
       Series B-1, Pre-Refunded, 7.30%, 8/15/11 .................................................      8,000,000         8,987,440
       Series C, Pre-Refunded, 7.25%, 8/15/24 ...................................................      3,540,000         3,582,303
       Series C, Sub Series C-1, 7.00%, 8/01/18 .................................................         25,000            26,200
       Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/17 ...................................      1,930,000         2,047,691
       Series C, Sub Series C-1, Pre-Refunded, 7.00%, 8/01/18 ...................................      1,680,000         1,782,446
       Series D, 8.00%, 8/01/16 .................................................................          5,000             5,120
       Series D, 6.00%, 2/15/25 .................................................................     18,710,000        19,488,149
       Series D, Pre-Refunded, 8.25%, 8/01/11 ...................................................        160,000           164,397
       Series D, Pre-Refunded, 8.25%, 8/01/12 ...................................................     11,125,000        11,430,715
       Series D, Pre-Refunded, 8.25%, 8/01/13 ...................................................      7,750,000         7,962,970
       Series D, Pre-Refunded, 8.25%, 8/01/14 ...................................................      4,340,000         4,458,699
       Series D, Pre-Refunded, 7.625%, 2/01/15 ..................................................      9,000,000         9,442,440
       Series D, Pre-Refunded, 7.50%, 2/01/16 ...................................................      5,000,000         5,241,250
       Series D, Pre-Refunded, 8.00%, 8/01/16 ...................................................         45,000            46,210
       Series D, Pre-Refunded, 7.50%, 2/01/17 ...................................................     12,000,000        12,579,000
       Series D, Pre-Refunded, 8.00%, 8/01/17 ...................................................        100,000           102,688
       Series D, Pre-Refunded, 8.00%, 8/01/18 ...................................................         50,000            51,344
       Series D, Pre-Refunded, 8.00%, 8/01/19 ...................................................         30,000            30,806
       Series D, Pre-Refunded, 8.00%, 8/15/21 ...................................................         15,000            15,432
       Series D, Pre-Refunded, 6.00%, 2/15/25 ...................................................      1,920,000         2,089,037
       Series E, 5.75%, 2/15/09 .................................................................      5,295,000         5,582,360

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City GO, (cont.)
       Series E, 6.50%, 12/01/12 ................................................................    $    20,000    $       20,038
       Series E, Pre-Refunded, 6.00%, 8/01/26 ...................................................        235,000           261,419
       Series F, 8.20%, 11/15/04 ................................................................         85,000            88,342
       Series F, Pre-Refunded, 8.20%, 11/15/04 ..................................................      5,250,000         5,470,763
       Series F, Pre-Refunded, 6.50%, 2/15/07 ...................................................      8,050,000         8,899,436
       Series F, Pre-Refunded, 6.50%, 2/15/08 ...................................................      7,540,000         8,335,621
       Series F, Pre-Refunded, 6.60%, 2/15/10 ...................................................     16,000,000        17,744,320
       Series F, Pre-Refunded, 8.25%, 11/15/15 ..................................................      2,000,000         2,084,640
       Series F, Pre-Refunded, 8.25%, 11/15/17 ..................................................      2,500,000         2,605,800
       Series G, 6.00%, 10/15/26 ................................................................     15,160,000        16,062,475
       Series G, Pre-Refunded, 6.00%, 10/15/26 ..................................................        175,000           195,970
       Series H, 7.10%, 2/01/12 .................................................................        135,000           139,913
       Series H, 7.00%, 2/01/16 .................................................................        215,000           222,426
       Series H, Pre-Refunded, 7.10%, 2/01/12 ...................................................      2,865,000         2,993,782
       Series H, Pre-Refunded, 7.20%, 2/01/14 ...................................................     10,000,000        10,456,800
       Series H, Pre-Refunded, 7.00%, 2/01/16 ...................................................      3,785,000         3,952,373
       Series H-1, 6.125%, 8/01/11 ..............................................................      4,900,000         5,191,942
       Series H-1, Pre-Refunded, 6.125%, 8/01/09 ................................................        240,000           261,823
       Series H-1, Pre-Refunded, 6.125%, 8/01/11 ................................................        100,000           109,093
       Series I, 6.25%, 4/15/13 .................................................................     12,450,000        13,549,086
       Series I, 6.25%, 4/15/27 .................................................................      2,925,000         3,126,650
       Series I, Pre-Refunded, 6.25%, 4/15/13 ...................................................     24,160,000        27,189,664
       Series I, Pre-Refunded, 6.25%, 4/15/27 ...................................................      4,075,000         4,586,005
     New York City IDA, IDR, Brooklyn Navy Yard Cogeneration Partners,
       5.65%, 10/01/28 ..........................................................................      5,000,000         4,566,800
       5.75%, 10/01/36 ..........................................................................      5,750,000         5,280,743
     New York City Municipal Water Finance Authority Water and Sewer System Revenue,
       Refunding, 5.50%, 6/15/33 ................................................................     55,000,000        55,634,700
       Refunding, Series A, 7.10%, 6/15/12 ......................................................        895,000           906,993
       Refunding, Series A, AMBAC Insured, 5.125%, 6/15/22 ......................................      7,350,000         7,187,271
       Refunding, Series B, FGIC Insured, 5.25%, 6/15/29 ........................................      4,855,000         4,777,563
       Series A, 5.75%, 6/15/30 .................................................................      8,000,000         8,332,400
       Series A, FGIC Insured, 5.50%, 6/15/32 ...................................................     10,000,000        10,127,800
       Series A, Pre-Refunded, 7.10%, 6/15/12 ...................................................      1,560,000         1,582,932
       Series A, Pre-Refunded, 7.00%, 6/15/15 ...................................................      4,980,000         5,052,608
       Series B, 5.75%, 6/15/29 .................................................................     15,000,000        15,511,650
       Series B, AMBAC Insured, 5.25%, 6/15/29 ..................................................      8,000,000         7,872,400
       Series B, FSA Insured, 5.25%, 6/15/29 ....................................................      4,030,000         3,965,722
       Series B, MBIA Insured, 5.75%, 6/15/26 ...................................................      3,000,000         3,090,060
       (b) Series D, 5.25%, 6/15/25 .............................................................     10,000,000         9,864,800
     New York City Transitional Finance Authority Revenue, Future Tax Secured,
       Refunding, Series C, 5.50%, 11/01/20 .....................................................      5,000,000         5,128,600
       Refunding, Series C-A, 5.50%, 11/01/24 ...................................................      4,200,000         4,279,800
       Series B, 6.00%, 11/15/29 ................................................................     10,000,000        10,776,000

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     New York City Transportation Authority MTA, Triborough COP, Series A, AMBAC Insured,
       5.40%, 1/01/19 ...........................................................................    $15,000,000    $   15,213,000
     New York State Dormitory Authority Lease Revenue, Court Facilities, 6.00%, 5/15/39 .........     16,000,000        17,241,600
     New York State Dormitory Authority Revenue,
       City University General Resources, Series 2, MBIA Insured, Pre-Refunded, 6.25%, 7/01/19 ..      4,000,000         4,323,760
       City University System Consolidated, Third, Series 1, 5.25%, 7/01/25 .....................     10,000,000         9,784,900
       City University System, Third General, 6.00%, 7/01/20 ....................................     16,860,000        17,883,908
       City University System, Third General, Series 2, 6.00%, 7/01/26 ..........................      5,500,000         5,830,605
       City University System, Third General, Series 2, Pre-Refunded, 6.00%, 7/01/26 ............     14,150,000        15,743,856
       Interfaith Medical Center, Series D, 5.40%, 2/15/28 ......................................      8,000,000         7,898,880
       Mental Health Services Facilities, Series A, 6.00%, 8/15/17 ..............................     18,000,000        19,147,140
       Mental Health Services Facilities, Series A, 5.75%, 2/15/27 ..............................      5,000,000         5,151,150
       Second Hospital, Interfaith Medical Center, Series D, 5.30%, 2/15/19 .....................      5,000,000         4,959,800
       State University Educational Facilities, 5.125%, 5/15/21 .................................      9,000,000         8,731,260
       Upstate Community Colleges, Series A, 5.00%, 7/01/28 .....................................     10,000,000         9,405,700
     New York State Energy Research and Development Authority Electric Facilities Revenue,
       Consolidated Edison Project, Refunding, Series A, 6.10%, 8/15/20 .........................      8,500,000         8,966,820
       Long Island Light, Series A, Pre-Refunded, 7.15%, 2/01/22 ................................      1,500,000         1,589,940
       Series A, 7.15%, 6/01/20 .................................................................     12,885,000        13,446,657
       Series A, Pre-Refunded, 7.15%, 6/01/20 ...................................................      4,615,000         4,891,715
     New York State HFA, Service Contract Obligation Revenue,
       Refunding, Series C, 6.125%, 3/15/20 .....................................................     23,585,000        24,669,202
       Refunding, Series C, 5.50%, 9/15/22 ......................................................     17,505,000        17,576,771
       Series A, 6.375%, 9/15/14 ................................................................         25,000            26,619
       Series A, 6.375%, 9/15/16 ................................................................      3,785,000         4,027,694
       Series A, Pre-Refunded, 6.375%, 9/15/14 ..................................................      3,130,000         3,466,882
       Series A, Pre-Refunded, 6.50%, 3/15/25 ...................................................     10,000,000        11,298,000
       Series C, 5.875%, 9/15/14 ................................................................      3,950,000         4,085,367
       Series C, Pre-Refunded, 5.875%, 9/15/14 ..................................................        725,000           779,687
       Series C, Pre-Refunded, 6.125%, 3/15/20 ..................................................      1,915,000         2,070,249
     New York State HFAR,
       Health Facilities, New York City, Refunding, Series A, 5.90%, 5/01/05 ....................     14,070,000        14,914,622
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.10%, 11/01/15 ..............      5,475,000         5,780,505
       Housing Project Mortgage, Refunding, Series A, FSA Insured, 6.125%, 11/01/20 .............      4,230,000         4,411,679
     New York State Medical Care Facilities Finance Agency Revenue,
       Hospital and Nursing Home, Mortgage Revenue, Series A, FHA Insured, 6.50%, 2/15/34 .......      6,545,000         6,849,604
       Hospital Mortgage, Series A, AMBAC Insured, Pre-Refunded, 6.50%, 8/15/29 .................      7,600,000         8,482,360
       The Hospital for Special Surgery Revenue, Series A, Pre-Refunded, 6.375%, 8/15/24 ........     12,500,000        13,819,625
     New York State Tollway Authority Service Contract Revenue, Local Highway and Bridge,
       5.75%, 4/01/16 ...........................................................................     13,200,000        13,764,036
       Pre-Refunded, 6.25%, 4/01/14 .............................................................     11,600,000        12,877,508
     New York State Urban Development Corp. Revenue,
       Correctional Capital Facilities, Series 5, 6.10%, 1/01/12 ................................      7,685,000         8,196,206
       Youth Facilities, 6.00%, 4/01/17 .........................................................     11,720,000        12,477,464
     Triborough Bridge and Tunnel Authority Revenue, General Purpose, Series B, 5.50%, 1/01/30 ..     15,000,000        15,194,700

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     NEW YORK (CONT.)
     TSASC Inc. New York Revenue, TFABS, Series 1, 6.25%,
       7/15/27 ..................................................................................    $19,630,000    $   20,421,089
       7/15/34 ..................................................................................     17,375,000        17,874,705
     Warren and Washington Counties IDAR, Adirondack Resource Recovery Project, Refunding,
       Series A, 7.90%, 12/15/07 ................................................................      3,690,000         3,713,653
                                                                                                                    --------------
                                                                                                                     1,234,453,739
                                                                                                                    --------------
     NORTH CAROLINA 4.1%
     Charlotte-Mecklenberg Hospital Authority Health Care System Revenue,
       5.90%, 1/15/16 ...........................................................................      7,010,000         7,247,990
       Pre-Refunded, 5.90%, 1/15/16 .............................................................      2,890,000         3,170,937
     Cumberland County Hospital Facilities Revenue, Cumberland County Hospital Systems Inc.,
       Refunding, 5.25%, 10/01/24 ...............................................................      6,000,000         5,508,120
     Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series D, 6.75%, 1/01/26 ......................................................      5,000,000         5,200,750
       Series D, 6.70%, 1/01/19 .................................................................      2,000,000         2,084,940
     North Carolina Eastern Municipal Power Agency Power System Revenue,
       Refunding, Series A, 6.50%, 1/01/17 ......................................................     25,700,000        25,996,578
       Refunding, Series A, 5.75%, 1/01/26 ......................................................     65,350,000        61,731,571
       Refunding, Series B, 6.25%, 1/01/12 ......................................................      6,875,000         7,009,063
       Refunding, Series B, 6.00%, 1/01/14 ......................................................     14,000,000        14,062,440
       Refunding, Series B, 6.00%, 1/01/22 ......................................................      1,250,000         1,235,300
       Refunding, Series B, 6.25%, 1/01/23 ......................................................     39,030,000        39,677,508
       Refunding, Series B, 5.75%, 1/01/24 ......................................................     35,140,000        33,348,211
       Refunding, Series B, FGIC Insured, 6.25%, 1/01/23 ........................................      4,000,000         4,141,720
       Refunding, Series B, MBIA Insured, 5.75%, 12/01/16 .......................................     14,420,000        14,029,218
       Series B, 6.00%, 1/01/05 .................................................................      1,355,000         1,409,363
       Series D, 5.875%, 1/01/13 ................................................................      5,790,000         5,799,843
     North Carolina Medical Care Commission Hospital Revenue, Mission St. Joseph's Health System
       Project, MBIA Insured, 5.125%, 10/01/28 ..................................................      5,000,000         4,749,450
     North Carolina Municipal Power Agency No. 1 Catawba Electric Revenue, Refunding,
       5.75%, 1/01/15 ...........................................................................     12,435,000        12,192,144
       6.25%, 1/01/17 ...........................................................................      9,720,000         9,775,696
     University Hospital Chapel Hill Revenue, Refunding, AMBAC Insured, 5.00%, 2/15/21 ..........      5,000,000         4,746,650
     Wake County Industrial Facilities and PCFA Revenue, Carolina Power and Light Co.,
       6.90%, 4/01/09 ...........................................................................      5,000,000         5,109,500
     Winston-Salem Water and Sewer System Revenue, Refunding, 5.125%, 6/01/28 ...................      9,000,000         8,661,960
                                                                                                                    --------------
                                                                                                                       276,888,952
                                                                                                                    --------------
     NORTH DAKOTA .1%
     Ellendale MFHR, Ellendale Manor Apartments Project, 9.75%, 7/01/16 .........................        238,000           238,355
     Mercer County PCR, Basin Electric Power Corp., Refunding, Second Series, AMBAC Insured,
       6.05%, 1/01/19 ...........................................................................      9,130,000         9,523,777
     Wahpeton MFHR, Evergreen Apartments Project, 9.75%, 7/01/16 ................................        619,000           620,238
                                                                                                                    --------------
                                                                                                                        10,382,370
                                                                                                                    --------------
     OHIO 2.3%
     Cleveland Airport System Revenue, Series A, FSA Insured, 5.00%, 1/01/31 ....................     20,000,000        18,794,000
     Cuyahoga County Hospital Facilities Revenue, Canton Inc. Project, 7.50%, 1/01/30 ...........     17,100,000        18,056,574

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     OHIO (CONT.)
     Dayton Special Facilities Revenue, Emery Air Freight Corp., Emery Worldwide Air Inc.,
       Refunding, Series A, 5.625%, 2/01/18 ......................................................    $ 6,000,000    $    5,434,320
       Series E, 6.05%, 10/01/09 .................................................................      4,000,000         4,023,280
       Series F, 6.05%, 10/01/09 .................................................................      2,750,000         2,766,005
     Franklin County Convention Facilities Authority Tax and Lease Revenue, Anticipation Bonds,
       MBIA Insured, 5.00%, 12/01/27 .............................................................      7,500,000         7,099,125
     Hamilton County Hospital Facilities Revenue, Children's Hospital Medical Center, Series G,
       MBIA Insured, 5.00%, 5/15/23 ..............................................................     10,000,000         9,426,600
     Montgomery County Health Systems Revenue,
       Franciscan Facility, Series B-2, 8.10%, 7/01/01 ...........................................        500,000           501,860
       Series B-2, Pre-Refunded, 8.10%, 7/01/18 ..................................................     12,000,000        14,248,468
     Montgomery County Hospital Facilities Revenue, Grandview Hospital and Medical Center,
       Pre-Refunded, 5.50%, 12/01/10 .............................................................      1,300,000         1,397,357
       5.60%, 12/01/11 ...........................................................................      1,000,000         1,081,960
       5.65%, 12/01/12 ...........................................................................        925,000         1,004,088
     Nordonia Hills Local School District GO, School Improvement, AMBAC Insured,
       5.375%, 12/01/20 ..........................................................................      4,275,000         4,328,138
       5.45%, 12/01/25 ...........................................................................      3,000,000         3,035,850
     Ohio State Air Quality Development Authority Revenue, Dayton Power and Light Co. Project,
       Refunding, 6.10%, 9/01/30 .................................................................     12,000,000        11,998,800
     Ohio State Solid Waste Disposal Revenue, USG Corp. Project, 5.65%, 3/01/33 ..................      5,330,000         2,398,500
     Ohio State Water Development Authority PCR, Facilities Revenue, Water Control Loan Fund,
       Water Quality Series, MBIA Insured, 5.125%, 6/01/19 .......................................     18,000,000        17,738,640
     Ohio State Water Development Authority Revenue, Dayton Power, Refunding, Series A,
       6.40%, 8/15/27 ............................................................................      3,250,000         3,355,885
     University of Akron General Receipts Revenue, FGIC Insured, 5.75%, 1/01/29 ..................     11,305,000        11,719,441
     University of Cincinnati COP,
       Jefferson Avenue Residence Hall, MBIA Insured, 5.125%, 6/01/28 ............................      4,000,000         3,844,240
       University Center Project, MBIA Insured, 5.125%, 6/01/24 ..................................     10,500,000        10,175,025
(b)    University of Cincinnati General Receipts Revenue, Series A, FGIC Insured, 5.25%, 6/01/24       5,000,000         4,920,950
                                                                                                                     --------------
                                                                                                                        157,349,106
                                                                                                                     --------------
     OKLAHOMA .9%
     Oklahoma State Turnpike Authority Turnpike Revenue, First Senior, 7.875%, 1/01/21 ...........        610,000           619,376
     Stillwater Medical Center Authority Revenue,
       Series A, 6.10%, 5/15/09 ..................................................................      3,440,000         3,405,566
       Series B, 6.35%, 5/15/12 ..................................................................      1,220,000         1,208,544
       Series B, 6.50%, 5/15/19 ..................................................................      3,390,000         3,261,316
     Tulsa County Home Finance Authority Mortgage Revenue, Series D, GNMA Secured, 6.95%, 12/01/22        285,000           293,453
     Tulsa County Municipal Airport Revenue, American Airlines Inc.,
       7.35%, 12/01/11 ...........................................................................      4,000,000         4,171,800
       6.25%, 6/01/20 ............................................................................     18,530,000        18,565,948
     Tulsa County Parking Authority, Series B,
       6.90%, 12/01/07 ...........................................................................      3,000,000         3,178,950
       7.00%, 12/01/14 ...........................................................................      5,500,000         5,750,085
     Tulsa Housing Assistance Corp. Revenue, First Lien, Refunding, 6.80%, 7/01/11 ...............      2,740,000         2,828,831

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     OKLAHOMA (CONT.)
     Tulsa Industrial Authority Hospital Revenue, St. John Medical Center Project, Series A,
       Pre-Refunded, 6.25%, 2/15/14 ..............................................................   $ 2,000,000    $    2,196,740
     Tulsa Municipal Airport Trust Revenue, Refunding, Series B, AMT, 6.00%, 6/01/35 .............    10,000,000        10,201,300
     Valley View Hospital Authority Revenue, Valley View Regional Medical Center, Refunding,
       6.00%, 8/15/14 ............................................................................     4,000,000         3,670,360
                                                                                                                    --------------
                                                                                                                        59,352,269
                                                                                                                    --------------
     OREGON .6%
     Jackson County School District No. 6 Central Point GO, FGIC Insured, 5.25%, 6/15/20 .........     4,000,000         3,975,920
     Oregon State Department of Administrative Services COP, Series A, AMBAC Insured,
       6.00%, 5/01/26 ............................................................................    10,000,000        11,198,000
     Oregon State EDR, Georgia Pacific Corp. Project,
       Refunding, Series 183, 5.70%, 12/01/25 ....................................................     3,500,000         3,218,600
       Series CLVII, 6.35%, 8/01/25 ..............................................................     5,500,000         5,499,340
     Salem-Keizer GO, School District No. 24J, 5.00%, 6/01/19 ....................................    15,055,000        14,567,218
                                                                                                                    --------------
                                                                                                                        38,459,078
                                                                                                                    --------------
     PENNSYLVANIA 4.0%
     Allegheny County Hospital Development Authority Revenue, Health System, Series A, MBIA
       Insured, 6.50%, 11/15/30 ..................................................................    10,000,000        10,827,700
     Allegheny County IDAR, Environmental Improvement, USX Corp., Refunding,
       5.50%, 12/01/29 ...........................................................................    10,000,000         8,480,700
       Series A, 6.70%, 12/01/20 .................................................................     5,250,000         5,249,633
     Allegheny County Port Authority Special Revenue, Transportation, FGIC Insured, 5.00%, 3/01/29    10,000,000         9,399,300
     Berks County GO, AMBAC Insured, 5.00%, 11/15/25 .............................................     5,000,000         4,736,250
     Butler Area School District GO, FGIC Insured, 5.60%, 4/01/28 ................................     5,000,000         5,083,850
     Cambria County HDA, Hospital Revenue, Conemaugh Valley Memorial Hospital, Refunding, Series
      B, Connie Lee Insured, Pre-Refunded,
       6.30%, 7/01/08 ............................................................................     9,600,000        10,098,432
       6.375%, 7/01/18 ...........................................................................    10,740,000        11,306,642
     Delaware County IDAR, Philadelphia Electric, Refunding, Series 1991, 7.375%, 4/01/21 ........     6,500,000         6,647,550
     Delaware River Port Authority Pennsylvania and New Jersey Delaware River Bridges Revenue,
       FSA Insured, 5.75%,
       1/01/22 ...................................................................................     8,500,000         8,943,020
       1/01/26 ...................................................................................    10,000,000        10,421,300
     Delaware Valley Regional Finance Authority Local Government Revenue, Series B, AMBAC
       Insured, 5.60%, 7/01/17 ...................................................................     5,000,000         5,312,350
     Lehigh County IDA, PCR, Pennsylvania Power and Light Co. Project, Refunding, Series A, MBIA
       Insured, 6.15%, 8/01/29 ...................................................................     4,000,000         4,195,680
     Montgomery County IDA, Retirement Community Revenue, Act Retirement-Life Communities,
       5.25%, 11/15/28 ...........................................................................     2,500,000         2,129,500
     Pennsylvania EDA,
       Financing Authority Revenue, MacMillan, LP Project, Pre-Refunded, 7.60%, 12/01/20 .........     5,000,000         5,811,050
       Financing Resources Recovery Revenue, Colver Project, Series D, 7.125%, 12/01/15 ..........    13,500,000        13,984,110
     Pennsylvania HFA,
       Rental Housing, Refunding, FGIC Insured, 6.40%, 7/01/12 ...................................    10,590,000        10,959,167
       SFM, Series 1991, 7.15%, 4/01/15 ..........................................................     3,635,000         3,727,583
     Pennsylvania State Financial Authority Revenue, Municipal Capital Improvements Program,
       Refunding, 6.60%, 11/01/09 ................................................................    33,280,000        35,531,725

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     PENNSYLVANIA (CONT.)
     Philadelphia Gas Works Revenue,
       1st Series A, FSA Insured, 5.00%, 7/01/26 ................................................    $ 5,000,000    $    4,706,550
       13th Series, Pre-Refunded, 7.70%, 6/15/21 ................................................      2,850,000         2,921,735
       14th Series A, Pre-Refunded, 6.375%, 7/01/26 .............................................      1,210,000         1,302,868
       Refunding, 14th Series, 6.375%, 7/01/26 ..................................................      2,740,000         2,674,350
     Philadelphia GO, MBIA Insured, 5.00%, 5/15/25 ..............................................      5,000,000         4,706,800
     Philadelphia Hospitals and Higher Educational Facilities Authority Revenue,
       Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.30%, 1/01/18 .......      3,330,000         3,254,143
       Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.35%, 1/01/23 .......      5,780,000         5,613,594
       Mortgage, North Philadelphia Health Systems, Series A, FHA Insured, 5.375%, 1/01/28 ......      3,765,000         3,658,262
       Temple University Hospital, 5.875%, 11/15/23 .............................................      5,000,000         4,292,650
     Philadelphia Parking Authority Parking Revenue, Airport, FSA Insured, 5.25%, 9/01/29 .......     15,000,000        14,547,300
     Philadelphia School District GO, Series A, 5.75%, 2/01/30 ..................................     14,050,000        14,633,637
     Philadelphia Water and Sewer Revenue, Series 10, ETM, 7.35%, 9/01/04 .......................     10,040,000        10,842,497
     Pittsburgh and Allegheny County Public Auditorium Hotel Room Revenue, AMBAC Insured,
       5.125%, 2/01/35 ..........................................................................     15,000,000        14,183,700
     Pittsburgh and Allegheny County Public Auditorium Revenue, Regional Asset District Sales
       Tax, AMBAC Insured, 5.25%, 2/01/31 .......................................................      5,000,000         4,846,000
     Washington County Authority Revenue, Capital Projects and Equipment Program, Refunding,
       AMBAC Insured, 6.15%, 12/01/29 ...........................................................      5,000,000         5,661,950
                                                                                                                    --------------
                                                                                                                       270,691,578
                                                                                                                    --------------
     RHODE ISLAND 1.4%
     Providence GO, Special Obligation Tax Increment, Series A, 7.65%, 6/01/16 ..................      9,900,000        10,690,317
     Rhode Island Clean Water Financing Agency Revenue, Safe Drinking Water Providence, Series A,
       AMBAC Insured, 6.70%, 1/01/15 ............................................................      2,200,000         2,378,706
     Rhode Island Housing and Mortgage Finance Corp. Revenue, Homeownership Opportunity,
       Series 10-A, 6.50%, 10/01/22 .............................................................     20,200,000        20,812,868
       Series 10-A, 6.50%, 4/01/27 ..............................................................     13,085,000        13,424,817
       Series 13, 6.70%, 10/01/15 ...............................................................      7,400,000         7,800,044
       Series 13, 6.85%, 4/01/27 ................................................................         70,000            70,342
       Series 15-A, 6.85%, 10/01/24 .............................................................     15,000,000        15,681,600
       Series 17-A, 6.25%, 4/01/17 ..............................................................      2,320,000         2,412,591
       Series 17-A, 6.375%, 10/01/26 ............................................................      2,720,000         2,819,144
     Rhode Island Port Authority and EDC Revenue, Shepard Building Project, Series B, AMBAC
       Insured, Pre-Refunded, 6.75%, 6/01/25 ....................................................      3,000,000         3,320,130
     Rhode Island State Health and Educational Building Corp. Revenue,
       Health Facilities, Saint Antoine, Series B, 6.125%, 11/15/29 .............................      8,400,000         8,566,320
       Health Facilities, Tockwotton Home, Pre-Refunded, 7.25%, 4/15/17 .........................      3,000,000         3,173,880
       St. Antoine Residence, Pre-Refunded, 6.70%, 11/15/12 .....................................      2,320,000         2,540,934
       St. Antoine Residence, Pre-Refunded, 6.75%, 11/15/18 .....................................      2,750,000         3,015,210
                                                                                                                    --------------
                                                                                                                        96,706,903
                                                                                                                    --------------
     SOUTH CAROLINA .6%
     Berkeley County School District COP, Berkeley School Facilities Group Inc., AMBAC Insured,
       Pre-Refunded, 6.30%, 2/01/16 .............................................................      1,800,000         1,953,504
     Piedmont Municipal Power Agency Electric Revenue, Refunding,
       6.60%, 1/01/21 ...........................................................................     10,645,000        10,646,277
       Series A, 5.75%, 1/01/24 .................................................................      3,150,000         2,906,505

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     SOUTH CAROLINA (CONT.)
     Piedmont Municipal Power Agency Electric Revenue, Refunding, (cont.)
       Series A, AMBAC Insured, 6.55%, 1/01/16 ..................................................    $ 7,340,000    $    7,340,440
       Series A, AMBAC Insured, 5.75%, 1/01/24 ..................................................      5,050,000         5,053,434
     Richland County PCR, Union Camp Corp. Project, Refunding, Series C, 6.55%, 11/01/20 ........      3,000,000         3,040,020
     South Carolina Public Service Authority Revenue, Refunding, Series A, AMBAC Insured,
       6.375%, 7/01/21 ..........................................................................     12,765,000        13,196,202
                                                                                                                    --------------
                                                                                                                        44,136,382
                                                                                                                    --------------
     SOUTH DAKOTA .2%
     Lawrence County PCR, Black Hills Power and Light Co. Project, Refunding, 6.70%, 6/01/10 ....      5,000,000         5,185,900
     South Dakota HDA Revenue, Homeownership Mortgage,
       Series A, 6.30%, 5/01/17 .................................................................      1,260,000         1,312,189
       Series D, 6.65%, 5/01/14 .................................................................      3,045,000         3,205,167
       Series G, 7.125%, 5/01/14 ................................................................      3,405,000         3,595,340
                                                                                                                    --------------
                                                                                                                        13,298,596
                                                                                                                    --------------
     TENNESSEE .8%
     Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health
       Initiatives, Refunding,
       Series A, 5.00%, 12/01/18 ................................................................      2,150,000         2,002,252
     Hamilton County IDB, MFHR, Patten Towers Apartments, Series A,
       6.125%, 8/01/05 ..........................................................................      1,925,000         1,986,677
       6.30%, 8/01/07 ...........................................................................      1,000,000         1,043,300
     Johnson City Health and Educational Facilities Board Hospital Revenue, Refunding, First
       Mortgage Mountain States Health, Series A, MBIA Insured, 6.00%, 7/01/21 ..................      7,000,000         7,363,720
     Knox County Health Educational and Housing Facilities Board MFHR, East Towne Village
       Project, GNMA Secured, 8.20%, 7/01/28 ....................................................      4,645,000         4,721,503
     Memphis GO, 5.00%, 4/01/17 .................................................................      3,000,000         2,938,620
     Memphis-Shelby County Airport Authority Special Facilities and Project Revenue, Federal
       Express Corp., 7.875%, 9/01/09 ...........................................................     14,690,000        15,248,661
       6.75%, 9/01/12 ...........................................................................      6,520,000         6,758,958
     Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
       Board Revenue,
     Multi-Modal Health Facility, Asset Guaranty, 5.50%, 5/01/23 ................................        970,000           943,480
     (c)Metropolitan Government of Nashville and Davidson County IDBR, Osco Treatment Inc.,
      Refunding and Improvement, 6.00%, 5/01/03 .................................................      1,927,547           192,755
     Metropolitan Nashville Airport Authority Revenue, Series C, FGIC Insured, 6.60%, 7/01/15 ...      1,940,000         1,986,056
     Shelby County Health Educational and Housing Facilities Board Hospital Revenue, MBIA
       Insured, 5.00%, 4/01/18 ..................................................................      5,000,000         4,806,600
     Tennessee HDA, Homeownership Program, Series 1992, 6.80%, 7/01/17 ..........................      1,820,000         1,878,804
     Tennessee State Local Development Authority Revenue, Community Provider Pooled Loan Program,
       Pre-Refunded, 6.45%, 10/01/14 ............................................................      2,275,000         2,512,283
                                                                                                                    --------------
                                                                                                                        54,383,669
                                                                                                                    --------------
     TEXAS 4.3%
     Austin Utility System Revenue,
       Refunding, FGIC Insured, 6.25%, 5/15/16 ..................................................      7,755,000         8,198,121
       Series A, Pre-Refunded, 8.00%, 11/15/16 ..................................................     18,100,000        18,126,969
     Bexar County Health Facilities Development Corp. Revenue, Incarnate Word Health Services,
       Refunding, FSA Insured, ETM,
       6.00%, 11/15/15 ..........................................................................      4,500,000         4,845,015
       6.10%, 11/15/23 ..........................................................................      8,300,000         9,041,854

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     TEXAS (CONT.)
     Bexar County HFC, MFHR, GO, American Opportunity Housing, Series A, MBIA Insured,
       5.80%, 1/01/31 ...........................................................................    $ 6,000,000    $    5,965,800
     Bexar County HFC, MFHR, Sunpark Apartments Project, 6.875%, 12/01/12 .......................      1,655,000         1,689,838
     Bexar Metropolitan Water District Water Works Systems Revenue, Refunding, MBIA Insured,
       5.875%, 5/01/22 ..........................................................................      2,860,000         2,942,025
     Brazos River Authority PCR, Texas Utilities Electric Co. Project, Collateralized, Refunding,
       Series C, 5.55%, 6/01/30 .................................................................     20,000,000        17,591,600
     Dallas-Fort Worth International Airport Facilities Improvement Corp. Revenue, American
       Airlines Inc., Refunding, 6.00%, 11/01/14 ................................................     29,400,000        29,698,410
       Series B, 6.05%, 5/01/29 .................................................................      5,000,000         5,115,350
       Series C, 6.15%, 5/01/29 .................................................................      6,100,000         6,297,274
     Fort Worth Higher Education Financial Corp. Higher Education Revenue, Texas Christian
       University Project, 5.00%, 3/15/27 .......................................................      4,000,000         3,720,240
     Grand Prairie Health Facilities Revenue, Dallas/Fort Worth Medical Center Project,
       Refunding, AMBAC Insured, 6.875%, 11/01/10 ...............................................      2,700,000         2,684,232
     Gulf Coast Waste Disposal Authority Environmental Improvement Revenue, UXS Corp. Projects,
       Refunding, 5.50%, 9/01/17 ................................................................      3,250,000         2,895,620
     Harris County IDR, Marine Terminal Revenue, Refunding, 6.95%, 2/01/22 ......................     20,250,000        20,844,945
     Houston Water and Sewer System Revenue,
       Junior lien, Refunding, Series D, FGIC Insured, 5.00%, 12/01/25 ..........................      9,710,000         9,084,288
       Refunding, Series B, 6.375%, 12/01/14 ....................................................     21,000,000        21,951,090
     Joshua ISD, Refunding, Series B, 6.125%, 2/15/26 ...........................................         20,000            20,046
     Lubbock HFC, SFMR, MBS Program, Refunding, Series A, GNMA Secured, 6.125%, 12/01/17 ........      1,000,000         1,042,250
     Matagorda County Navigation District No. 1 PCR,
       Central Power and Light Co. Project, Refunding, 6.00%, 7/01/28 ...........................     19,200,000        18,844,992
       Central Power and Light Co. Project, Refunding, Series E, MBIA Insured, 6.10%, 7/01/28 ...     16,500,000        16,673,085
     Matagorda County Navigation District No. 1 Revenue, PCR, Collateralized, Houston Lighting
       and Power Co., Refunding, Series A, AMBAC Insured, 6.70%, 3/01/27 ........................      5,500,000         5,704,655
     Mesquite HFC, SFMR, Series 1983, 10.75%, 9/01/14 ...........................................        240,000           240,881
     North Central Health Facility Development Corp. Revenue, Texas Health Resources System,
       Series B, MBIA Insured, 5.125%, 2/15/22 ..................................................      5,985,000         5,708,553
     Nueces River Authority Environmental Improvement Revenue, Asarco Inc. Project, Refunding,
       Series A, 5.60%, 4/01/18 .................................................................      4,500,000         3,596,355
     Port Corpus Christi IDC Revenue, Valero, Refunding,
       Series B, 5.40%, 4/01/18 .................................................................      4,000,000         3,538,280
       Series C, 5.40%, 4/01/18 .................................................................      6,000,000         5,307,420
     Port Corpus Christi Nueces County General Revenue, Union Pacific, Refunding, 5.65%, 12/01/22     13,000,000        11,555,830
     Red River Authority PCR, West Texas Utilities Co. Project, Public Service Co. of Oklahoma,
       Central Power and Light Co., Refunding, MBIA Insured, 6.00%, 6/01/20 .....................      5,000,000         5,231,100
     Sabine River Authority PCR,
       Southwestern Electric Power Co., Refunding, MBIA Insured, 6.10%, 4/01/18 .................      4,000,000         4,223,160
       Texas Utilities Electric Co. Project, Collateralized, Refunding, FGIC Insured,
       6.55%, 10/01/22 ..........................................................................      7,700,000         8,009,232
     San Antonio Water Revenue,
       MBIA Insured, 6.50%, 5/15/10 .............................................................      2,620,000         2,734,546
       MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ...............................................        175,000           189,091
       senior lien, MBIA Insured, Pre-Refunded, 6.50%, 5/15/10 ..................................      1,440,000         1,518,048
     Tarrant County Health Facilities Development Corp. Health Services Revenue, Health Resources
       System, Series A,
     MBIA Insured, 5.00%, 2/15/26 ...............................................................     10,000,000         8,942,200

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     TEXAS (CONT.)
     Texas Water Development Board Revenue, State Revolving Fund, 6.00%, 7/15/13 ................    $ 2,500,000    $    2,592,925
     Travis County HFC, SFMR, Refunding, Series A, 6.95%, 10/01/27 ..............................      3,250,000         3,424,623
     Tyler Health Facilities Development Corp. Hospital Revenue, East Texas Medical Center
       Project, Series A, MBIA Insured, 5.50%, 11/01/17 .........................................      1,735,000         1,757,295
       Series D, FSA Insured, 5.375%, 11/01/27 ..................................................     14,400,000        14,052,384
                                                                                                                    --------------
                                                                                                                       295,599,622
                                                                                                                    --------------
     U.S. TERRITORIES 2.2%
     District of Columbia GO, Series A, FSA Insured, 5.375%, 6/01/24 ............................      5,000,000         4,950,850
     District of Columbia GO, Series E, MBIA Insured,
       6.00%, 6/01/13 ...........................................................................      3,845,000         4,015,641
       Pre-Refunded, 6.00%, 6/01/13 .............................................................        155,000           165,483
     District of Columbia HFA, MFHR, Refunding, Series A,
       7.10%, 9/01/12 ...........................................................................      1,830,000         1,882,942
       7.15%, 3/01/24 ...........................................................................      6,575,000         6,747,857
     District of Columbia Redevelopment Land Agency Washington D.C. Sports Arena Special Tax
       Revenue, 5.625%, 11/01/10 ................................................................        480,000           482,510
     District of Columbia Revenue, Catholic University of America, Connie Lee Insured,
       Pre-Refunded, 6.45%, 10/01/23 ............................................................      5,265,000         5,713,947
     District of Columbia Tobacco Settlement Financing Corp. Revenue, Asset Backed Bonds,
       6.50%, 5/15/33 ...........................................................................     35,000,000        35,140,000
     Guam Airport Authority Revenue, Series B,
         6.60%, 10/01/10 ........................................................................        325,000           344,715
     6.70%, 10/01/23 ............................................................................      1,000,000         1,051,430
     Guam Government Limited Obligation Highway Revenue, Refunding, Series A, FSA Insured,
       6.30%, 5/01/12 ...........................................................................        280,000           294,479
     Guam Power Authority Revenue, Series A, 5.25%, 10/01/23 ....................................        200,000           191,114
     Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A,
       6.60%, 3/15/28 ...........................................................................        980,000           971,376
     Puerto Rico Commonwealth GO,
       AMBAC Insured, 5.40%, 7/01/25 ............................................................        250,000           252,493
       Pre-Refunded, 6.50%, 7/01/23 .............................................................        250,000           274,893
       Public Improvement, Refunding, 5.75%, 7/01/17 ............................................        250,000           257,690
     Puerto Rico Commonwealth Highway and Transportation Authority Revenue,
       Series A, 5.00%, 7/01/38 .................................................................      2,500,000         2,344,000
       Series Y, 5.50%, 7/01/26 .................................................................      1,150,000         1,161,420
       Series Y, 5.00%, 7/01/36 .................................................................     59,000,000        55,828,160
       Series Y, 5.50%, 7/01/36 .................................................................      7,000,000         7,129,430
     Puerto Rico Commonwealth Urban Renewal and Housing Corp. Commonwealth Appropriation,
       Refunding, 7.875%, 10/01/04 ..............................................................      2,445,000         2,478,374
     Puerto Rico Electric Power Authority Revenue,
       Series R, Pre-Refunded, 6.25%, 7/01/17 ...................................................        100,000           104,854
       Series T, 5.50%, 7/01/20 .................................................................        400,000           401,692
       Series X, 5.50%, 7/01/25 .................................................................        200,000           201,312
     Puerto Rico Housing Bank and Financing Authority SFMR, Affordable Housing Mortgage, First
       Portfolio, 6.25%, 4/01/29 ................................................................        130,000           134,856
     Puerto Rico Industrial Medical and Environmental Pollution Control Facilities Financing
       Authority Revenue, PepsiCo Inc. Project, 6.25%, 11/15/13 .................................        350,000           366,160

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     U.S. TERRITORIES (CONT.)
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Financing Authority Industrial Revenue, Teacher's Retirement System Revenue, Series B,
       5.50%, 7/01/21 ...........................................................................    $   250,000    $      253,820
     Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
       Revenue, Guaynabo Warehouse, Series A, 5.15%, 7/01/19 ....................................        850,000           771,537
     Puerto Rico PBA Revenue, Public Education and Health Facilities, Refunding, Series M,
       5.75%, 7/01/15 ...........................................................................        900,000           918,576
     University of Puerto Rico Revenues, Series M, MBIA Insured, 5.25%, 6/01/25 .................        285,000           285,282
     Virgin Islands PFA Revenue,
       senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/18 .......................      1,400,000         1,345,372
       senior lien, Fund Loan Notes, Refunding, Series A, 5.625%, 10/01/25 ......................      1,900,000         1,788,356
       sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/01 .........................      1,755,000         1,766,162
       sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/02 .........................      1,700,000         1,723,851
       sub. lien, Fund Loan Notes, Refunding, Series D, 5.50%, 10/01/03 .........................      1,850,000         1,879,064
     Virgin Islands PFAR, senior lien, Fund Loan Notes, Refunding, Series A, 5.50%, 10/01/22 ....      6,485,000         6,089,156
     Virgin Islands Water and Power Authority Electric System Revenue, Refunding, 5.30%, 7/01/18         500,000           456,125
                                                                                                                    --------------
                                                                                                                       150,164,979
                                                                                                                    --------------
     UTAH .7%
     Carbon County Solid Waste Disposal Revenue, Laidlaw Inc. Project, Refunding, Series A,
        7.50%, 2/01/10 ..........................................................................      5,050,000         5,010,964
     Intermountain Power Agency Power Supply Revenue,
       Refunding, ETM, 6.15%, 7/01/14 ...........................................................     16,225,000        17,663,346
       Series A, 6.15%, 7/01/14 .................................................................      8,775,000         9,410,047
     Salt Lake County College Revenue,
       Westminster College Project, 5.70%, 10/01/17 .............................................      1,000,000           963,840
       Westminster College Project, 5.75%, 10/01/27 .............................................      1,000,000           944,300
       Westminster College Project, 5.625%, 10/01/28 ............................................      3,305,000         3,041,063
     Utah State HFA,
       Refunding, Series A, FNMA Insured, 6.50%, 5/01/19 ........................................      2,945,000         3,021,217
       SFM, Refunding, 6.80%, 1/01/12 ...........................................................        300,000           310,242
       SFM, Series B, 6.55%, 7/01/19 ............................................................      1,065,000         1,112,126
       SFM, Series B, 6.55%, 7/01/26 ............................................................      2,170,000         2,252,243
       SFM, Series C-1, 6.80%, 7/01/12 ..........................................................        100,000           103,391
       SFM, Series E-1, 6.65%, 7/01/20 ..........................................................        775,000           808,147
                                                                                                                    --------------
                                                                                                                        44,640,926
                                                                                                                    --------------
     VERMONT .3%
     Vermont Educational and Health Buildings Financing Agency Revenue, Fletcher Allen Health,
       Series A, AMBAC Insured, 6.125%, 12/01/27 ................................................     13,000,000        13,762,060
     Vermont HFA, SFHR, Series 5, 7.00%, 11/01/27 ...............................................      8,120,000         8,445,287
                                                                                                                    --------------
                                                                                                                        22,207,347
                                                                                                                    --------------
     VIRGINIA .5%
     Danville IDA, Hospital Revenue,
       Danville Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/24 ............      5,840,000         6,420,671
       Regional Medical Center, FGIC Insured, Pre-Refunded, 6.50%, 10/01/19 .....................      5,885,000         6,470,146
     Henrico County IDA, Public Facilities Lease Revenue, Regional Jail Project, Pre-Refunded,
       6.00%, 8/01/15 ...........................................................................      7,250,000         7,851,533
     Medical College Hospital Authority Revenue, General Revenue Bonds, MBIA Insured,
       5.125%, 7/01/18 ..........................................................................      2,000,000         1,978,480

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     VIRGINIA (CONT.)
     Newport News GO, Series B, 5.00%, 3/01/19 ...................................................    $ 3,550,000    $    3,435,832
     Virginia State HDA, Commonwealth Mortgage, Series C, Sub Series C-6, 6.25%, 1/01/15 .........      5,120,000         5,246,464
                                                                                                                     --------------
                                                                                                                         31,403,126
                                                                                                                     --------------
     WASHINGTON 3.1%
     Aberdeen GO, Series A, MBIA Insured, 5.80%, 12/01/12 ........................................        100,000           103,053
     Bellevue Water and Sewer Revenue, Refunding, 5.875%, 7/01/10 ................................        100,000           104,122
     Bellingham Housing Authority Revenue,
       Cascade Meadows Project, Pre-Refunded, 7.10%, 11/01/23 ....................................        200,000           221,822
       Pacific Rim and Cascade Meadows Project, Refunding, MBIA Insured, 5.20%, 11/01/27 .........        200,000           192,220
     Chelan County PUD No. 1,
       Chelan Hydro Consolidated System Revenue, Series A, 5.65%, 7/01/32 ........................      5,000,000         4,906,150
       Consolidated Revenue, Chelan Hydroelectric Division I Project, Series A, FSA Insured,
         5.25%, 7/01/33 ..........................................................................        200,000           187,064
     Clark County PUD No. 1 Generating Systems Revenue, FSA Insured, 5.50%, 1/01/25 ..............     15,015,000        14,993,979
     Clark County Sewer Revenue, MBIA Insured, 5.70%, 12/01/16 ...................................        200,000           216,944
     Conservation and Renewable Energy System Revenue, Washington Conservation Project,
       6.50%, 10/01/14 ...........................................................................        400,000           428,468
     Douglas County PUD No. 1, Electric Systems Revenue, MBIA Insured, 6.00%, 1/01/15 ............        100,000           105,244
     Federal Way GO, Refunding, 5.85%, 12/01/21 ..................................................        100,000           101,400
     Grant County PUD No. 2,
       Priest Rapids Hydroelectric Revenue, Second Series, Series B, MBIA Insured, 5.875%, 1/01/26        100,000           102,451
       Wanapum Hydroelectric Revenue, Refunding, Second Series, Series A, MBIA Insured,
         5.20%, 1/01/23 ..........................................................................        250,000           242,090
     King County GO,
       Sewer District, 5.875%, 1/01/15 ...........................................................        100,000           104,096
       Sewer, Refunding, Series C, 6.25%, 1/01/32 ................................................      8,715,000         9,274,329
     King County Housing Authority Revenue, Woodridge Park Project, 6.25%, 5/01/15 ...............        175,000           180,408
     King County School District No. 400, Mercer Island, 5.90%, 12/01/15 .........................        100,000           104,124
     King County School District No. 412, Shoreline, Pre-Refunded, 6.10%, 6/01/13 ................        100,000           108,217
     King County School District No. 415, Kent, FSA Insured, 5.875%, 6/01/16 .....................        200,000           207,482
     Lewis County PUD No. 1, Cowlitz Falls Hydroelectric Project Revenue, 6.00%, 10/01/24 ........        200,000           200,784
     Pierce County EDC, Solid Waste Revenue,
       Occidental Petroleum Corp., 5.80%, 9/01/29 ................................................      4,375,000         3,942,050
       Steilacoom, Refunding, 6.60%, 8/01/22 .....................................................     32,480,000        33,571,328
     Pierce County Sewer Revenue, 5.70%, 2/01/17 .................................................        100,000           101,440
     Pilchuck Development Public Corp. Special Facilities Airport Revenue, Tramco Project, B.F ...
       Goodrich, 6.00%, 8/01/23 ..................................................................        800,000           770,472
     Port Moses Lake Public Corp., Union Carbide Corp.,
       7.50%, 8/01/04 ............................................................................      2,100,000         2,104,410
       7.875%, 8/01/06 ...........................................................................      1,000,000         1,016,950
     Port of Seattle Revenue, Series B,
       6.00%, 11/01/17 ...........................................................................        180,000           182,898
       Pre-Refunded, 6.00%, 11/01/17 .............................................................         20,000            20,731
     Seatac GO, MBIA Insured, Pre-Refunded, 6.50%, 12/01/13 ......................................      3,210,000         3,502,335
     Seattle Housing Authority Low Income Housing Assistance Revenue, Kin On Project,
       7.40%, 11/20/36 ...........................................................................         99,000           111,000
     Seattle Municipal Light and Power Revenue, 5.40%, 12/01/25 ..................................     10,000,000         9,825,900
     Seattle Municipality Metropolitan Sewer Revenue, Refunding, Series V, 6.20%, 1/01/32 ........      9,880,000        10,134,114
     Seattle Water System Revenue, FGIC Insured, 5.00%, 10/01/23 .................................        300,000           285,243

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     WASHINGTON (CONT.)
     Snohomish County GO, MBIA Insured, 5.90%, 12/01/15 .........................................    $   100,000    $      107,340
     Snohomish County Housing Authority Revenue, Pooled, 6.30%, 4/01/16 .........................        200,000           207,838
     Snohomish County PUD No. 1 Electric Revenue, Generation System, Refunding, FGIC Insured,
       6.00%, 1/01/18 ...........................................................................        200,000           211,698
     Snohomish County PUD No. 1 Water Revenue, 5.85%, 11/01/17 ..................................        100,000           100,361
     Snohomish County USD No. 6 GO, 6.50%, 12/01/11 .............................................      7,000,000         8,084,720
     Spokane County GO, Refunding, 6.00%, 12/01/14 ..............................................        130,000           137,744
     Spokane County Water District No. 3 Water Revenue, Refunding, 5.90%, 1/01/14 ...............        100,000           100,138
     Sunnyside GO, MBIA Insured, 6.10%, 12/01/14 ................................................        100,000           104,223
     Tacoma Electric System Revenue, Refunding, FGIC Insured, 6.25%, 1/01/15 ....................        200,000           210,058
     Tacoma GO, Series A, MBIA Insured, 5.625%, 12/01/22 ........................................        300,000           302,031
     Tacoma Refuse Utility Revenue, AMBAC Insured, Pre-Refunded, 7.00%, 12/01/19 ................        100,000           112,750
     University of Washington Alumni Association Lease Revenue, Medical Center Roosevelt II, FSA
       Insured, 6.30%, 8/15/14 ..................................................................      4,500,000         4,740,885
     Washington State Health Care Facilities Authority Revenue,
       Children's Hospital and Regional Medical Center, FSA Insured, 5.00%, 10/01/28 ............        600,000           556,950
       Multicare Health Systems, MBIA Insured, 5.00%, 8/15/22 ...................................        250,000           235,310
       Providence Services, MBIA Insured, 5.50%, 12/01/26 .......................................      6,000,000         5,934,720
     Washington State Higher Education Facilities Authority Revenue, Pacific Lutheran University
       Project, Refunding, Connie Lee Insured, 5.70%, 11/01/26 ..................................        200,000           202,062
     Washington State Housing Finance Commission SF Program,
       Series 1A-1, GNMA Secured, 6.25%, 6/01/16 ................................................         95,000            99,013
       Series 1A-3, GNMA Secured, 6.15%, 12/01/15 ...............................................        200,000           207,644
       Series 2N, GNMA Secured, 6.05%, 12/01/16 .................................................         90,000            93,964
       Series 3A, GNMA Secured, 5.75%, 12/01/28 .................................................        180,000           180,913
     Washington State Housing Finance Commission SFMR, MBS Program, Series A, GNMA Secured,
       7.05%, 7/01/22 ...........................................................................         30,000            31,304
     Washington State Motor Vehicle Fuel Tax GO, Series D, 6.00%, 9/01/20 .......................        240,000           249,785
     Washington State Public Power Supply System Revenue,
       Nuclear Project No. 1, Refunding, Series A, 6.05%, 7/01/12 ...............................     35,355,000        37,096,234
       Nuclear Project No. 1, Refunding, Series A, MBIA Insured, 6.25%, 7/01/17 .................     18,655,000        19,433,846
       Nuclear Project No. 2, Refunding, Series A, 6.00%, 7/01/09 ...............................     18,330,000        19,260,797
       Nuclear Project No. 2, Refunding, Series A, 6.30%, 7/01/12 ...............................      7,700,000         8,667,120
       Nuclear Project No. 2, Series A, 6.25%, 7/01/12 ..........................................      3,200,000         3,324,320
     Washington State Public Power Supply System, Nuclear Project No 1, Refunding, Series A,
       MBIA Insured, 6.25%, 7/01/17 .............................................................      1,310,000         1,377,740
                                                                                                                    --------------
                                                                                                                       209,024,826
                                                                                                                    --------------
     WEST VIRGINIA .7%
     Braxton County Solid Waste Disposal Revenue, Weyerhaeuser Co. Project,
       6.50%, 4/01/25 ...........................................................................      3,500,000         3,577,070
       Refunding, 5.40%, 5/01/25 ................................................................     10,000,000         9,097,100
     Putnam County PCR, FMC Corp. Project, Refunding, 5.625%, 10/01/13 ..........................      1,700,000         1,679,753
     Tyler County PCR, Union Carbide Corp., 7.625%, 8/01/05 .....................................      2,400,000         2,673,864
     West Virginia State GO, Series A, FGIC Insured, 5.20%, 11/01/26 ............................     10,000,000         9,697,900
     West Virginia State Hospital Finance Authority Hospital Revenue, Logan General Hospital
       Project, Refunding and Improvement, 7.25%, 7/01/20 .......................................      7,000,000         4,257,890

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     BONDS (CONT.)
     WEST VIRGINIA (CONT.)
     West Virginia State Housing Development Fund, Housing Finance, Series D,
       7.00%, 5/01/17 ...........................................................................    $  6,000,000    $    6,193,140
       7.05%, 11/01/24 ..........................................................................       9,000,000         9,277,200
                                                                                                                      --------------
                                                                                                                         46,453,917
                                                                                                                      --------------
     WISCONSIN 1.2%
     Janesville IDR, Simmons Manufacturing Co., 7.00%, 10/15/17 .................................       2,200,000         2,236,102
     Madison Industrial IDR, Madison Gas and Electric Co. Project, Series A,
       6.75%, 4/01/27 ...........................................................................       4,220,000         4,376,562
     Wisconsin Housing and EDA, Homeownership Revenue,
       Refunding, Series A, 6.10%, 11/01/10 .....................................................       9,190,000         9,684,790
       Series 1, 6.75%, 9/01/15 .................................................................      10,230,000        10,568,920
       Series 1, 6.75%, 9/01/17 .................................................................       3,000,000         3,097,320
       Series A, 6.90%, 3/01/16 .................................................................       1,985,000         2,098,879
       Series A, 6.45%, 3/01/17 .................................................................       5,500,000         5,718,405
       Series A, 7.10%, 3/01/23 .................................................................       3,605,000         3,709,509
       Series B, 7.05%, 11/01/22 ................................................................       3,000,000         3,098,760
     Wisconsin State Health and Educational Facilities Authority Revenue,
       Children's Hospital of Wisconsin Inc., AMBAC Insured, 5.375%, 2/15/28 ....................      21,050,000        20,710,464
       Franciscan Sisters Christian, Series A, 5.50%, 2/15/18 ...................................       1,500,000         1,397,430
       Franciscan Sisters Christian, Series A, 5.50%, 2/15/28 ...................................       1,000,000           902,980
       Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/13 ...............................       6,500,000         6,935,435
       Mercy Health Systems Corp., AMBAC Insured, 6.125%, 8/15/17 ...............................       7,500,000         7,879,425
                                                                                                                      --------------
                                                                                                                         82,414,981
                                                                                                                      --------------
     WYOMING .2%
     Wyoming CDA,
       Housing Revenue, Refunding, Series 6, 6.10%, 12/01/28 ....................................      11,540,000        11,848,695
       MFMR, Series A, 6.95%, 6/01/24 ...........................................................       3,460,000         3,565,841
       MFMR, Series A, Pre-Refunded, 6.90%, 6/01/12 .............................................       1,280,000         1,320,538
       SFMR, Series G, 7.25%, 6/01/21 ...........................................................         370,000           380,090
                                                                                                                      --------------
                                                                                                                         17,115,164
                                                                                                                      --------------
     TOTAL BONDS ................................................................................                      6,375,485,130
                                                                                                                      --------------
     ZERO COUPON/STEP-UP BONDS 3.8%
     Calcasieu Parish Memorial Hospital Service District Revenue, Lake Charles Parish Memorial
       Hospital Project, Series A, 12/01/22 .....................................................      11,040,000         8,554,565
     Chicago RMR, Refunding, Series B, MBIA Insured, 10/01/09 ...................................       2,780,000         1,549,683
     Coldwater Community Schools, MBIA Insured, Pre-Refunded, 5/01/18 ...........................       5,935,000         2,317,143
     Colorado Springs Airport Revenue, Series C,
       01/01/03 .................................................................................       1,660,000         1,544,730
       01/01/05 .................................................................................       1,610,000         1,356,731
       01/01/07 .................................................................................       1,675,000         1,256,719
       01/01/08 .................................................................................         800,000           564,264
       01/01/11 .................................................................................       1,450,000           848,830

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)


                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ZERO COUPON/STEP-UP BONDS (CONT.)
     Cook County GO, Community Consolidated School District No. 54, Schaumburg Township, Series B,
      FGIC Insured, Pre-Refunded,
       01/01/07 ..................................................................................    $ 3,505,000    $    2,576,841
       01/01/08 ..................................................................................      4,800,000         3,302,208
       01/01/09 ..................................................................................      4,380,000         2,817,041
       01/01/10 ..................................................................................      5,760,000         3,471,667
     Director of State Department of Business and Industry Revenue, Las Vegas Monorail Project,
       AMBAC Insured, 01/01/25 ...................................................................      3,080,000           805,420
       01/01/26 ..................................................................................      3,815,000           940,398
       01/01/27 ..................................................................................      3,000,000           698,670
       01/01/28 ..................................................................................     13,315,000         2,929,699
       01/01/29 ..................................................................................      8,410,000         1,743,645
     District of Columbia Revenue, Capital Appreciation, Georgetown University,
       MBIA Insured, 04/01/22 ....................................................................     12,870,000         3,655,981
       MBIA Insured, 04/01/23 ....................................................................     14,160,000         3,763,445
       Series A, MBIA Insured, 04/01/20 ..........................................................      8,860,000         2,880,740
     Florida State Mid-Bay Bridge Authority Revenue, Series A, senior lien, AMBAC Insured,
       10/01/23 ..................................................................................      5,000,000         1,388,300
       10/01/24 ..................................................................................      3,000,000           786,690
     Foothill/Eastern Corridor Agency Toll Road Revenue,
       Capital Appreciation, Refunding, 01/15/24 .................................................     65,000,000        15,418,000
       Convertible Capital Appreciation, Refunding, 01/15/23 .....................................     35,000,000        20,366,850
     Harrison Community Schools GO, AMBAC Insured, 5/01/20 .......................................      6,000,000         1,979,100
(b)  Hays Consolidated ISD, Capital Appreciation,
       08/15/19 ..................................................................................      5,285,000         1,790,030
       08/15/21 ..................................................................................      8,420,000         2,493,751
       08/15/22 ..................................................................................      8,470,000         2,352,797
     Jefferson County Capital Projects Corp. Lease Revenue, Refunding, Series A,
       08/15/07 ..................................................................................      1,640,000         1,235,396
       08/15/08 ..................................................................................      4,505,000         3,211,795
       08/15/09 ..................................................................................      4,580,000         3,094,431
       08/15/10 ..................................................................................      4,620,000         2,947,606
       08/15/13 ..................................................................................      6,825,000         3,619,844
       08/15/14 ..................................................................................      6,860,000         3,406,470
       08/15/16 ..................................................................................      7,005,000         3,056,842
       08/15/17 ..................................................................................      7,115,000         2,917,719
     Kentucky Economic Development Finance Authority Health System Revenue, Norton Healthcare
       Inc., Refunding, Series B, MBIA Insured, 10/01/18 .........................................     10,000,000         3,714,300
     Kentucky Economic Development Finance Authority Revenue, Norton Healthcare Inc., Series C,
       MBIA Insured, zero cpn. to 10/01/05
       6.05% thereafter, 10/01/19 ................................................................     11,080,000         8,759,405
       6.10% thereafter, 10/01/21 ................................................................      8,925,000         7,032,543
       6.15% thereafter, 10/01/23 ................................................................     16,945,000        13,322,159

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
     LONG TERM INVESTMENTS (CONT.)
     ZERO COUPON/STEP-UP BONDS (CONT.)
     Metropolitan Pier and Exposition Authority Dedicated State Tax Revenue,
       Capital Appreciation, Series A, FGIC Insured, 06/15/09 ...................................    $  9,510,000    $    6,507,122
       Capital Appreciation, Series A, FGIC Insured, Pre-Refunded, ETM, 06/15/09 ................       1,490,000         1,025,195
       McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/10 ......................       8,000,000         5,177,600
       McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/11 ......................       9,690,000         5,920,299
       McCormick Place Expansion Project, Series A, FGIC Insured, 06/15/12 ......................         250,000           243,750
       McCormick Place Expansion Project, Series A, FGIC Insured, Pre-Refunded, 06/15/12 ........      11,550,000        11,544,687
       McCormick Place Exposition, Series A, FGIC Insured, 06/15/08 .............................       7,185,000         5,187,498
       McCormick Place Exposition, Series A, FGIC Insured, ETM, 06/15/08 ........................       1,315,000           954,716
     Miami-Dade County Special Obligation, sub. lien, Series B, MBIA Insured, 10/01/34 ..........       5,500,000           790,790
     Owensboro Electric Light and Power Revenue, Series B, AMBAC Insured, 1/01/08 ...............       5,250,000         3,880,380
     San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
       Refunding, Series A, 01/15/21 ............................................................      50,000,000        33,380,000
       senior lien, ETM, 01/01/23 ...............................................................       7,000,000         2,120,510
     Shreveport Water and Sewer Revenue, Series B, FGIC Insured,
       12/01/07 .................................................................................         490,000           332,695
       12/01/08 .................................................................................       2,530,000         1,597,366
       12/01/09 .................................................................................       4,080,000         2,399,856
       12/01/10 .................................................................................       5,630,000         3,084,621
     University of Illinois Revenues, AMBAC Insured, 4/01/10 ....................................      14,250,000         9,313,515
     Washington State Public Power Supply System Revenue, Nuclear Project No. 3, Refunding,
       Series B,
       07/01/12 .................................................................................       6,400,000         3,604,736
       07/01/13 .................................................................................      11,000,000         5,829,560
       07/01/14 .................................................................................      15,000,000         7,439,198
                                                                                                                     --------------
     TOTAL ZERO COUPON/STEP-UP BONDS ............................................................                       260,806,542
                                                                                                                     --------------
     TOTAL LONG TERM INVESTMENTS (COST $6,426,708,392) ..........................................                     6,636,291,672
                                                                                                                     --------------
(a)  SHORT TERM INVESTMENTS 1.0%

     Idaho Health Facilities Authority Revenue, St. Lukes Medical Center Project, FSA Insured,
       Daily VRDN and Put, 1.80%, 7/01/30 .......................................................       6,200,000         6,200,000
     Long Island Power Authority Electric System Revenue,
       Series 6, Daily VRDN and Put, 4.50%, 5/01/33 .............................................       8,000,000         8,000,000
       Sub Series 5, Daily VRDN and Put, 3.35%, 5/01/33 .........................................      24,640,000        24,640,000
     Maricopa County Pollution Control Corp. PCR, Public Service Co. of Colorado, Refunding,
       Series D, Daily VRDN and Put, 4.10%, 5/01/29 .............................................       4,100,000         4,100,000
     Missouri State Health and Educational Facilities Authority Revenue, Christian Health
       Services, Series A, Weekly VRDN and Put, 3.70%, 11/01/19 .................................         400,000           400,000
     New York City Municipal Water Finance and Authority Water and Sewer System Revenue, Series
       G, Daily VRDN and Put, 3.33%, 6/15/24 ....................................................       3,600,000         3,600,000
     Ohio State Water Development Authority PCR, Facilities Revenue, Toledo Edison Co. Project,
       Refunding, Series A, Daily VRDN and Put, 4.10%, 4/01/24 ..................................       4,300,000         4,300,000
     Pinal County IDA, PCR, Magma-Copper Co., Newmont Mining Corp., Daily VRDN and Put,
       3.15%, 12/01/09 ..........................................................................       3,100,000         3,100,000

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)



                                                                                                     PRINCIPAL
                                                                                                       AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------------
(a)  SHORT TERM INVESTMENTS (CONT.)
     Puerto Rico Commonwealth Government Development Bank, Refunding, MBIA Insured, Weekly
       VRDN and Put, 3.65%, 12/01/15 ............................................................    $ 4,500,000    $    4,500,000
     Washington State Health Care Facilities Authority Revenue, Sisters of Providence, Series
       E, Daily VRDN and Put, 2.55%, 10/01/05 ...................................................      5,800,000         5,800,000
                                                                                                                    --------------
     TOTAL SHORT TERM INVESTMENTS (COST $64,640,000) ............................................                       64,640,000
                                                                                                                    --------------
     TOTAL INVESTMENTS (COST $6,491,348,392) 98.6% ..............................................                    6,700,931,672
     OTHER ASSETS, LESS LIABILITIES 1.4% ........................................................                       93,761,373
                                                                                                                    --------------
     NET ASSETS 100.0% ..........................................................................                   $6,794,693,045
                                                                                                                    ==============


See glossary of terms on page 56.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates.

(b) Sufficient collateral has been segregated for securities traded on a when-issued or delayed delivery basis.

(c)  See Note 6 regarding defaulted securities.


                       See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS, APRIL 30, 2001 (CONT.)




GLOSSARY OF TERMS
--------------------------------------------------------------------------------

AMBAC    - American Municipal Bond Assurance Corp.
BIG      - Bond Investors Guaranty Insurance Co.
CDA      - Community Development Authority/Agency
COP      - Certificate of Participation
CRDA     - Community Redevelopment Authority/Agency
EDA      - Economic Development Authority
EDC      - Economic Development Corp.
EDR      - Economic Development Revenue
ETM      - Escrow to Maturity
FGIC     - Financial Guaranty Insurance Co.
FHA      - Federal Housing Authority/Agency
FI/GML   - Federally Insured or Guaranteed Mortgage Loans
FNMA     - Federal National Mortgage Association
FSA      - Financial Security Assistance
GNMA     - Government National Mortgage Association
GO       - General Obligation
HDA      - Housing Development Authority/Agency
HFA      - Housing Finance Authority/Agency
HFAR     - Housing Finance Authority/Agency Revenue
HFC      - Housing Finance Corp.
HMR      - Home Mortgage Revenue
IDA      - Industrial Development Authority/Agency
IDAR     - Industrial Development Authority/Agency Revenue
IDB      - Industrial Development Board
IDBR     - Industrial Development Board Revenue
IDC      - Industrial Development Corp.
IDR      - Industrial Development Revenue
ISD      - Independent School District
LP       - Limited Partnership
MBIA     - Municipal Bond Investors Assurance Corp.
MBS      - Mortgage Backed Securities
MF       - Multi-Family
MFHR     - Multi-Family Housing Revenue
MFMR     - Multi-Family Mortgage Revenue
MFR      - Multi-Family Revenue
MTA      - Metropolitan Transit Authority
PBA      - Public Building Authority
PCFA     - Pollution Control Financing Authority
PCR      - Pollution Control Revenue
PFA      - Public Finance Authority
PFAR     - Public Finance Authority Revenue
PUD      - Public Utility District
RDA      - Redevelopment Authority/Agency
RDAR     - Redevelopment Authority/Agency Revenue
RMR      - Residential Mortgage Revenue
SF       - Single Family
SFHR     - Single Family Housing Revenue
SFM      - Single Family Mortgage
SFMR     - Single Family Mortgage Revenue
USD      - Unified School District
VRDN     - Variable Rate Demand Notes

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001


Assets:
 Investments in securities:
Cost .....................................................................................................   $ 6,491,348,392
                                                                                                             ===============
Value ....................................................................................................     6,700,931,672
 Cash ....................................................................................................            69,226
 Receivables:
Investment securities sold ...............................................................................         1,939,550
Capital shares sold ......................................................................................         9,059,565
Interest .................................................................................................       118,049,659
                                                                                                             ---------------
Total assets .............................................................................................     6,830,049,672
                                                                                                             ---------------
Liabilities:
 Payables:
Investment securities purchased ..........................................................................        21,400,065
Capital shares redeemed ..................................................................................         6,695,324
Affiliates ...............................................................................................         3,467,488
Shareholders .............................................................................................         3,294,694
 Other liabilities .......................................................................................           499,056
                                                                                                             ---------------
Total liabilities ........................................................................................        35,356,627
                                                                                                             ---------------
 Net assets, at value ....................................................................................   $ 6,794,693,045
                                                                                                             ===============
 Net assets consist of:
 Undistributed net investment income .....................................................................   $       690,252
 Net unrealized appreciation .............................................................................       209,583,280
 Accumulated net realized loss ...........................................................................       (42,462,585)
 Capital shares ..........................................................................................     6,626,882,098
                                                                                                             ---------------
 Net assets, at value ....................................................................................   $ 6,794,693,045
                                                                                                             ===============
CLASS A:
 Net asset value per share ($6,431,799,540/546,326,445 shares outstanding)(a) ............................   $         11.77
                                                                                                             ===============
 Maximum offering price per share ($11.77/95.75%) ........................................................   $         12.29
                                                                                                             ===============
CLASS B:
 Net asset value and maximum offering price per share ($120,638,845/10,252,534 shares outstanding)(a) ....   $         11.77
                                                                                                             ===============
CLASS C:
 Net asset value per share ($242,254,660/20,585,075 shares outstanding)(a) ...............................   $         11.77
                                                                                                             ===============
 Maximum offering price per share ($11.77/99.00%) ........................................................   $         11.89
                                                                                                             ===============

(a) Redemption price is equal to net asset value less any applicable contingent deferred sales charge.


                       See notes to financial statements.                     57

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED APRIL 30, 2001




Investment income:
 Interest ......................................................    $409,111,404
                                                                    ------------
Expenses:
 Management fees (Note 3) ......................................      30,299,506
 Distribution fees (Note 3)
Class A ........................................................       5,183,894
Class B ........................................................         566,147
Class C ........................................................       1,383,429
 Transfer agent fees (Note 3) ..................................       3,506,458
 Custodian fees ................................................          55,435
 Reports to shareholders .......................................         256,620
 Registration and filing fees ..................................         213,267
 Professional fees (Note 3) ....................................         163,459
 Directors' fees and expenses ..................................         131,646
 Other .........................................................         191,640
                                                                    ------------
Total expenses .................................................      41,951,501
                                                                    ------------
 Net investment income .........................................     367,159,903
                                                                    ------------
Realized and unrealized gains:
 Net realized gain from investments ............................       5,497,147
 Net unrealized appreciation on investments ....................     202,013,177
                                                                    ------------
Net realized and unrealized gain ...............................     207,510,324
                                                                    ------------
Net increase in net assets resulting from operations ...........    $574,670,227
                                                                    ============

58                     See notes to financial statements.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED APRIL 30, 2001 AND 2000

                                                                             2001                    2000
                                                                       ---------------------------------------
Increase (decrease) in net assets:
 Operations:
Net investment income .............................................    $   367,159,903         $   394,455,321
Net realized gain (loss) from investments .........................          5,497,147             (47,663,825)
Net unrealized appreciation (depreciation) on investments .........        202,013,177            (494,853,639)
                                                                       ---------------------------------------
Net increase (decrease) in net assets resulting from operations ...        574,670,227            (148,062,143)
 Distributions to shareholders from:
Net investment income:
 Class A ..........................................................       (354,181,418)           (382,450,278)
 Class B ..........................................................         (4,293,765)             (2,605,389)
 Class C ..........................................................        (10,689,979)            (10,680,321)
Net realized gains:
 Class A ..........................................................               --                (4,251,999)
 Class B ..........................................................               --                   (20,970)
 Class C ..........................................................               --                  (130,567)
                                                                       ---------------------------------------
 Total distributions to shareholders ..............................       (369,165,162)           (400,139,524)
 Capital share transactions: (Note 2)
 Class A ..........................................................        (86,183,707)           (320,895,503)
 Class B ..........................................................         52,201,052              41,612,034
 Class C ..........................................................         35,879,125               4,088,573
                                                                       ---------------------------------------
 Total capital share transactions .................................          1,896,470            (275,194,896)
Net increase (decrease) in net assets .............................        207,401,535            (823,396,563)
Net assets
 Beginning of year ................................................      6,587,291,510           7,410,688,073
                                                                       ---------------------------------------
 End of year ......................................................    $ 6,794,693,045         $ 6,587,291,510
                                                                       =======================================
Undistributed net investment income included in net assets:
 End of year ......................................................    $       690,252         $     2,695,511
                                                                       =======================================

                       See notes to financial statements.                     59

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Federal Tax-Free Income Fund (the Fund) is registered under the Investment Company Act of 1940 as a diversified, open-end investment company. The Fund seeks to provide tax-free income. The following summarizes the Fund's significant accounting policies.

a. SECURITY VALUATION

Tax-free bonds generally trade in the over-the-counter market and are valued within the range of the latest quoted bid and asked prices. In the absence of a sale or reported bid and asked prices, information with respect to bond and note transactions, quotations from bond dealers, market transactions in comparable securities, and various relationships between securities are used to determine the value of the security. The Fund may utilize a pricing service, bank or broker/dealer experienced in such matters to perform any of the pricing functions under procedures approved by the Board of Directors. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Directors.

b. INCOME TAXES

No provision has been made for income taxes because the Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its taxable income.

c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount and premium are amortized on an income tax basis. Distributions to shareholders are recorded on the ex-dividend date.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

d. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

e. AUDIT GUIDE

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize all premium and discount on fixed-income securities. Such amortization will be included in net investment income but will not impact the net assets or the distributions of the Fund. The Fund estimates that the initial adjustment required upon adoption of premium and discount amortization will increase the recorded cost of its investments by approximately $2,297,230.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)

2. CAPITAL STOCK

The Fund offers three classes of shares: Class A, Class B and Class C. Each class of shares differs by its initial sales load, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

At April 30, 2001, there were ten billion shares of no par value stock authorized, of which three billion each were designated as Class A and Class C, and one hundred million were designated as Class B. Transactions in the Fund's shares were as follows:

                                                                               YEAR ENDED APRIL 30,
                                                    -----------------------------------------------------------------------------
                                                                  2001                                       2000
                                                    -----------------------------------------------------------------------------
                                                       SHARES              AMOUNT                 SHARES              AMOUNT
                                                    -----------------------------------------------------------------------------
CLASS A SHARES:
 Shares sold                                         65,466,951       $   763,099,239           117,037,208       $ 1,368,319,268
 Shares issued on merger(a)                                  --                    --            12,219,274           145,466,596
 Shares issued in reinvestment of distributions      12,897,807           149,860,717            14,046,199           163,631,450
 Shares redeemed                                    (85,958,611)         (999,143,663)         (171,803,128)       (1,998,312,817)
                                                    -----------------------------------------------------------------------------
 Net decrease                                        (7,593,853)      $   (86,183,707)          (28,500,447)      $  (320,895,503)
                                                    =============================================================================

CLASS B SHARES:
 Shares sold                                          4,857,973       $    56,929,781             4,234,722       $    49,734,204
 Shares issued in reinvestment of distributions         197,540             2,300,308               131,183             1,519,166
 Shares redeemed                                       (603,114)           (7,029,037)             (840,415)           (9,641,336)
                                                    -----------------------------------------------------------------------------
 Net increase                                         4,452,399       $    52,201,052             3,525,490       $    41,612,034
                                                    =============================================================================

CLASS C SHARES:
 Shares sold                                          6,207,687       $    72,731,222             5,630,436       $    65,795,085
 Shares issued in reinvestment of distributions         540,022             6,278,549               564,964             6,580,822
 Shares redeemed                                     (3,705,832)          (43,130,646)           (5,917,220)          (68,287,334)
                                                    -----------------------------------------------------------------------------
 Net increase                                         3,041,877       $    35,879,125               278,180       $     4,088,573
                                                    =============================================================================

(a) On June 24, 1999, the Fund acquired the net assets of the Hawaii Municipal Bond Fund and the Indiana Tax-Free Income Fund in a tax-free exchange pursuant to a plan of reorganization approved by their shareholders. On August 26, 1999, the Fund acquired the net assets of the Arkansas Municipal Bond Fund and the Washington Municipal Bond Fund in a tax free exchange pursuant to a plan of reorganization approved by their shareholders.

3. TRANSACTIONS WITH AFFILIATES

Certain officers and directors of the Fund are also officers and/or directors of Franklin/Templeton Distributors, Inc. (Distributors), Franklin Advisers, Inc. (Advisers), Franklin/Templeton Investor Services, LLC. (Investor Services), and Franklin Templeton Services, LLC. (FT Services), the Fund's principal underwriter, investment manager, transfer agent, and administrative manager, respectively.

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

ANNUALIZED
 FEE RATE                   NET ASSETS
--------------------------------------------------------------------------------
   .625%                    First $100 million
   .500%                    Over $100 million, up to and including $250 million
   .450%                    Over $250 million, up to and including $10 billion

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (CONT.)

Fees are further reduced on net assets over $10 billion.

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Fund.

The Fund reimburses Distributors up to .10%, .65% and .65% per year of the average daily net assets of Class A, Class B and Class C, respectively, for costs incurred in marketing the Fund's shares.

Distributors paid net commissions on sales of the Fund shares, and received contingent deferred sales charges for the year of $2,683,502 and $276,836, respectively.

The Fund paid transfer agent fees of $3,506,458 of which $2,585,958 was paid to Investor Services.

Included in professional fees are legal fees of $24,295 that were paid to a law firm in which a partner was an officer of the Fund.


4. INCOME TAXES

At April 30, 2001, the Fund had tax basis capital losses of $42,455,672 which may be carried over to offset future capital gains. Such losses expire as follows:

Capital loss carryovers expiring in:
 2003 ...........................................................    $    71,377
 2004 ...........................................................         99,997
 2007 ...........................................................        117,620
 2008 ...........................................................     19,007,810
 2009 ...........................................................     23,158,868
                                                                     -----------
                                                                     $42,455,672
                                                                     ===========

At April 31, 2001, the net unrealized appreciation based on the cost of investments for income tax purposes of $6,491,355,305 was as follows:

 Unrealized appreciation                                           $286,134,152
 Unrealized depreciation                                            (76,557,785)
                                                                   ------------
 Net unrealized appreciation                                       $209,576,367
                                                                   ============

Net realized losses differ for financial statement and tax purposes primarily due to differing treatment of wash sales.


5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the year ended April 30, 2001 aggregated $637,660,485 and $701,986,797, respectively.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Notes to Financial Statements (continued)


6. DEFAULTED SECURITIES

At April 30, 2001, the Fund held defaulted securities with a value aggregating $192,755. For information as to the specific securities, see the accompanying Statement of Investments.

For financial reporting purposes, the Fund discontinues accruing income on defaulted bonds and provides an estimate for losses on interest receivable.

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Independent Auditors' Report

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS
OF FRANKLIN FEDERAL TAX-FREE INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin Federal Tax-Free Income Fund (the "Fund") at April 30, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
June 4, 2001

FRANKLIN FEDERAL TAX-FREE INCOME FUND
Tax Designation


Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby designates 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended April 30, 2001.

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